Exhibit 10.3

IMPERVA, INC.

2011 Stock Option and Incentive Plan

1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents and Subsidiaries that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. Capitalized terms not defined elsewhere in the text are defined in Section 27.

2. SHARES SUBJECT TO THE PLAN.

2.1 Number of Shares Available. Subject to Sections 2.4, 2.6 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of this Plan by the Board, is 1,000,000 Shares plus (a) any reserved shares not issued or subject to outstanding grants under the Company’s 2003 Stock Plan (together with any subplans and addenda adopted thereunder, the “Prior Plan”) on the Effective Date, (b) shares that are subject to stock options granted under the Prior Plan that cease to be subject to such stock options after the Effective Date (other than by exercise), (c) shares issued under the Prior Plan before or after the Effective Date pursuant to the exercise of stock options that are, after the Effective Date, forfeited, and (d) shares issued under the Prior Plan that are repurchased by the Company at the original issue price.

2.2 Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under this Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price; (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued; or (d) are surrendered pursuant to an Exchange Program. To the extent an Award under this Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under this Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under this Plan. For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 2.2 shall not include Shares subject to Awards that initially became available because of the substitution clause in Section 21.2 hereof.

2.3 Minimum Share Reserve. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.

2.4 Automatic Share Reserve Increase. The number of Shares available for grant and issuance under this Plan shall be increased on January 1, of each of 2012 through 2015, by the lesser of (a) four percent (4%) of the number of Shares issued and outstanding on each December 31 immediately prior to the date of increase (rounded down to the nearest whole share), or (b) such number of Shares determined by the Board.

2.5 Limitations. No more than 40,000,000 Shares shall be issued pursuant to the exercise of ISOs.

2.6 Adjustment of Shares. If the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then (a) the number of Shares reserved for issuance and future grant under this Plan set forth in Section 2.1, (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs, (c) the number of Shares subject to other outstanding Awards, (d) the maximum number of shares that may be issued as ISOs set forth in Section 2.5, (e) the maximum number of Shares that may be issued to an individual or to a new Employee in any one calendar year set forth in Section 3 and (f) the number of Shares that are granted as Awards to Non-Employee Directors as set forth in Section 12, shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided that fractions of a Share will not be issued.

3. ELIGIBILITY. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants, Directors and Non-Employee Directors of the Company or any Parent or Subsidiary of the Company; provided such Consultants, Directors and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No Participant will be eligible to receive more than 1,000,000 Shares in any calendar year under this Plan pursuant to the grant of Awards except that new Employees of the Company or of a Parent or Subsidiary of the Company (including new Employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company) are eligible to receive up to a maximum of 2,000,000 Shares in the calendar year in which they commence their employment.

4. ADMINISTRATION.

4.1 Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board shall establish the terms for the grant of an Award to Non-Employee Directors. The Committee will have the authority to:

(a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c) select persons to receive Awards;

(d) determine the form and terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;

(e) determine the number of Shares or other consideration subject to Awards;

(f) determine the Fair Market Value in good faith, if necessary;

(g) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(h) grant waivers of Plan or Award conditions;

(i) determine the vesting, exercisability and payment of Awards;

(j) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(k) determine whether an Award has been earned;

(l) determine the terms and conditions of any, and to institute any Exchange Program;

(m) reduce or waive any criteria with respect to Performance Factors;

(n) adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code with respect to persons whose compensation is subject to Section 162(m) of the Code; and

(o) make all other determinations necessary or advisable for the administration of this Plan.

4.2 Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under this Plan. Any dispute regarding the interpretation of this Plan or any Award Agreement shall be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant.

4.3 Section 162(m) of the Code and Section 16 of the Exchange Act. When necessary or desirable for an Award to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall include at least two persons who are “outside directors” (as defined under Section 162(m) of the Code) and at least two (or a majority if more than two then serve on the Committee) such “outside directors” shall approve the grant of such Award and timely determine (as applicable) the Performance Period and any Performance Factors upon which vesting or settlement of any portion of such Award is to be subject. When required by Section 162(m) of the Code, prior to settlement of any such Award at least two (or a majority if more than two then serve on the Committee) such “outside directors” then serving on the Committee shall determine and certify in writing the extent to which such Performance Factors have been timely achieved and the extent to which the Shares subject to such Award have thereby been earned. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act). With respect to Participants whose compensation is subject to Section 162(m) of the Code, and provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code, the Committee may adjust the performance goals to account for changes in law and accounting and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

4.4 Foreign Award Recipients. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by this Plan; (b) determine which individuals outside the United States are eligible to participate in this Plan; (c) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in this Plan; and (e) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

4.5 Documentation. The Award Agreement for a given Award, this Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

5. OPTIONS. The Committee may grant Options to Participants and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1 Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NQSO. An Option may be, but need not be, awarded or vested upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Option; and (b) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.

5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3 Exercise Period. Options may be exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (i) the Exercise Price of an ISO will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased must be made in accordance with Section 11 and the Award Agreement and in accordance with any procedures established by the Company. The Exercise Price of a NQSO may not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

5.5 Method of Exercise. Any Option granted hereunder will be exercisable according to the terms of this Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option, and (b) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and this Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.6 of this Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of this Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

5.6 Termination. The exercise of an Option will be subject to the following (except as may be otherwise provided in an Award Agreement):

(a) If the Participant is Terminated for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the Termination Date no later than three (3) months after the Termination Date (or such shorter time period or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be the exercise of an NQSO), but in any event no later than the expiration date of the Options.

(b) If the Participant is Terminated because of the Participant’s death (or the Participant dies within three (3) months after a Termination other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such

Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the Termination Date (or such shorter time period not less than six (6) months or longer time period not exceeding five (5) years as may be determined by the Committee), but in any event no later than the expiration date of the Options.

(c) If the Participant is Terminated because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (with any exercise beyond (a) three (3) months after the Termination Date when the Termination is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (b) twelve (12) months after the Termination Date when the Termination is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NQSO), but in any event no later than the expiration date of the Options.

(d) If the Participant is terminated for Cause, then Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee, but in any no event later than the expiration date of the Options.

5.7 Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8 Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NQSOs. For purposes of this Section 5.8, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 18 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.

5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6. RESTRICTED STOCK AWARDS.

6.1 Awards of Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to a Participant Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to this Plan.

6.2 Restricted Stock Purchase Agreement. All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.

6.3 Purchase Price. The Purchase Price for a Restricted Stock Award will be determined by the Committee, may be less than Fair Market Value on the date the Restricted Stock Award is granted, and may be zero. Payment of the Purchase Price must be made in accordance with Section 11 of this Plan, and the Award Agreement and in accordance with any procedures established by the Company.

6.4 Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

6.5 Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

7. STOCK BONUS AWARDS.

7.1 Awards of Stock Bonuses. A Stock Bonus Award is an award to an eligible person of Shares for services to be rendered or for past services already rendered to the Company or any Parent or Subsidiary. All Stock Bonus Awards shall be made pursuant to an Award Agreement. Except as otherwise determined by the Committee, no payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award. If the Committee requires payment for Shares awarded pursuant to a Stock Bonus Award, the Purchase Price will be determined by the Committee and may be less than Fair Market Value on the date the Stock Bonus Award is granted. Payment of the Purchase Price must be made in accordance with Section 11 of this Plan, and the Award Agreement and in accordance with any procedures established by the Company.

7.2 Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and the restrictions thereon (if any).

These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award subject to restrictions or performance goals, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.

7.3 Form of Payment to Participant. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.

7.4 Termination of Participation. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

8. STOCK APPRECIATION RIGHTS.

8.1 Awards of SARs. A Stock Appreciation Right (“SAR”) is an award to a Participant that may be settled in cash, or Shares (which may consist of Restricted Stock), having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs shall be made pursuant to an Award Agreement.

8.2 Terms of SARs. The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect of the Participant’s Termination on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.

8.3 Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.

8.4 Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code.

8.5 Termination of Participation. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

9. RESTRICTED STOCK UNITS.

9.1 Awards of Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an award to a Participant covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). All RSUs shall be made pursuant to an Award Agreement.

9.2 Terms of RSUs. The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; and (c) the consideration to be distributed on settlement, and the effect of the Participant’s Termination on each RSU. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.

9.3 Form and Timing of Settlement. Payment of earned RSUs shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. The Committee also may permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.

9.4 Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

10. PERFORMANCE SHARES.

10.1 Awards of Performance Shares. A Performance Share Award is an award to a Participant denominated in Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). Grants of Performance Shares shall be made pursuant to an Award Agreement.

10.2 Terms of Performance Shares. The Committee will determine, and each Award Agreement shall set forth, the terms of each award of Performance Shares including, without limitation:

(a) the number of Shares deemed subject to such Award; (b) the Performance Factors and Performance Period that shall determine the time and extent to which each award of Performance Shares shall be settled; (c) the consideration to be distributed on settlement, and the effect of the Participant’s Termination on each award of Performance Shares. In establishing Performance Factors and the Performance Period the Committee will: (x) determine the nature, length and starting date of any Performance Period; (y) select from among the Performance Factors to be used; and (z) determine the number of Shares deemed subject to the award of Performance Shares. Prior to settlement the Committee shall determine the extent to which Performance Shares have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Shares that are subject to different Performance Periods and different performance goals and other criteria.

10.3 Value, Earning and Timing of Performance Shares. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant. After the applicable Performance Period has ended, the holder of Performance Shares will be entitled to receive a payout of the number of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Factors or other vesting provisions have been achieved. The Committee, in its sole discretion, may pay earned Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable Performance Period) or in a combination thereof.

10.4 Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

11. PAYMENT FOR SHARE PURCHASES.

Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):

(a) by cancellation of Participant’s indebtedness to the Company;

(b) by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;

(c) by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary of the Company;

(d) by consideration received by the Company pursuant to a broker-assisted or other cashless exercise program implemented by the Company in connection with this Plan;

(e) by any combination of the foregoing; or

(f) by any other method of payment as is permitted by applicable law.

12. GRANTS TO NON-EMPLOYEE DIRECTORS.

12.1 Types of Awards. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by the Board, or made from time to time as determined in the discretion of the Board. The aggregate number of Shares subject to Awards granted to a Non-Employee Director pursuant to this Section 12 in any calendar year shall not exceed 500,000 shares; provided however, that this maximum number can later be increased by the Board effective for the calendar year next commencing thereafter without further stockholder approval.

12.2 Eligibility. Awards pursuant to this Section 12 shall be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 12.

12.3 Vesting, Exercisability and Settlement. Except as set forth in Section 21, Awards shall vest, become exercisable and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors shall not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.

13. WITHHOLDING TAXES.

13.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy applicable federal, state, local and international withholding tax requirements prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable federal, state, local and international withholding tax requirements.

13.2 Stock Withholding. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may require or permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, or (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

14. TRANSFERABILITY. Unless determined otherwise by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, such Award will contain such additional terms and conditions as the Committee deems appropriate. All Awards shall be exercisable: (i) during the Participant’s lifetime only by (A) the Participant, or (B) the Participant’s guardian or legal representative; and (ii) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees.

15. PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

15.1 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the

Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price, as the case may be, pursuant to Section 15.2.

15.2 Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s Termination at any time within ninety (90) days after the later of the Participant’s Termination Date and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be. The Company’s Right of Repurchase shall be automatic with respect to Unvested Shares awarded to the Participant for no Purchase Price.

16. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

17. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

18. REPRICING; EXCHANGE AND BUYOUT OF AWARDS. Without prior stockholder approval, the Committee may (a) reprice Options or SARS (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARS, the consent of the affected Participants is not required provided written notice is provided to them), and (b) with the consent of the respective Participants (unless not required pursuant to Section 5.9 of this Plan), pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.

19. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

20. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time.

21. CORPORATE TRANSACTIONS.

21.1 Assumption or Replacement of Awards by Successor. In the event of a Corporate Transaction any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, then notwithstanding any other provision in this Plan to the contrary, such Awards will expire on such transaction at such time and on such conditions as the Board will determine; the Board (or, the Committee, if so designated by the Board) may, in its sole discretion, accelerate the vesting of such Awards in connection with a Corporate Transaction. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participant in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction.

Notwithstanding anything to the contrary in this Section 21.1, the Committee, in its sole discretion, may grant Awards that provide for acceleration upon a Corporate Transaction or in other events in the specific Award Agreements.

21.2 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

21.3 Non-Employee Directors’ Awards. Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-

Employee Directors shall accelerate and such Awards shall become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

22. ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.

23. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

24. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval; provided further, that a Participant’s Award shall be governed by the version of this Plan then in effect at the time such Award was granted.

25. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

26. INSIDER TRADING POLICY. Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or directors of the Company.

27. DEFINITIONS. As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:

“Award” means any award under this Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit or award of Performance Shares.

“Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, which shall be in substantially a form (which need not be the same for each Participant) that the Committee has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

“Board” means the Board of Directors of the Company.

“Cause” means (except as may otherwise be defined in Participant’s employment or services agreement or Award Agreement) (a) the commission of an act of theft, embezzlement, fraud or dishonesty, (b) a breach of fiduciary duty to the Company or a Parent or Subsidiary, or (c) a failure to materially perform the customary duties of Employee’s employment.

“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Common Stock” means the common stock of the Company.

“Committee” means the Compensation Committee of the Board or those persons to whom administration of this Plan, or part of this Plan, has been delegated as permitted by law.

“Company” means Imperva, Inc., or any successor corporation.

“Consultant” means any person, including an advisor or independent contractor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

“Corporate Transaction” means the occurrence of any of the following events: (a) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) or “group” (two or more persons acting as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding, or disposing of the applicable securities referred to herein) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then-outstanding voting securities; (b) the consummation of the sale or other disposition by the Company of all or substantially all of the Company’s assets; (c) the consummation of a merger, reorganization, consolidation or similar transaction or series of related transactions of the Company with any other corporation, other than a merger, reorganization, consolidation or similar transaction (or series of related transactions) which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least a majority of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger, reorganization, consolidation or similar transaction (or series of related transactions), or (d) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).

“Director” means a member of the Board.

“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided, however, that except with respect to Awards granted as ISOs, the Committee in its discretion may determine whether a total and permanent disability exists in accordance with non-discriminatory and uniform standards adopted by the Committee from time to time, whether temporary or permanent, partial or total, as determined by the Committee.

“Effective Date” means the date of the underwritten initial public offering of the Company’s Common Stock pursuant to a registration statement that is declared effective by the SEC.

“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Exchange Program” means a program pursuant to which outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof).

“Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option, and with respect to a SAR, the price at which the SAR is granted to the holder thereof.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable;

(b) if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable;

(c) in the case of an Option or SAR grant made on the Effective Date, the price per share at which shares of the Company’s Common Stock are initially offered for sale to the public by the Company’s underwriters in the initial public offering of the Company’s Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

(d) if none of the foregoing is applicable, by the Board or the Committee in good faith.

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“Non-Employee Director” means a Director who is not an Employee of the Company or any Parent or Subsidiary.

“Option” means an award of an option to purchase Shares pursuant to Section 5.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who holds an Award under this Plan.

“Performance Factors” means the factors selected by the Committee, which may include, but are not limited to the, the following measures (whether or not in comparison to other peer companies) to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

•	net revenue and/or net revenue growth;

•	earnings per share and/or earnings per share growth;

•	earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

•	operating income and/or operating income growth;

•	net income and/or net income growth;

•	total stockholder return and/or total stockholder return growth;

•	return on equity;

•	operating cash flow return on income;

•	adjusted operating cash flow return on income;

•	economic value added;

•	control of expenses;

•	cost of goods sold;

•	profit margin;

•	stock price;

•	debt or debt-to-equity;

•	liquidity;

•	intellectual property (e.g., patents)/product development;

•	mergers and acquisitions or divestitures;

•	individual business objectives;

•	company-specific operational metrics; and

•	any other factor (such as individual business objectives or unit-specific operational metrics) the Committee so designates.

“Performance Period” means the period of service determined by the Committee, not to exceed five (5) years, during which years of service or performance is to be measured for the Award.

“Performance Share” means an Award granted pursuant to Section 10 or Section 12 of this Plan.

“Plan” means this Imperva, Inc. 2011 Stock Option and Incentive Plan.

“Purchase Price” means the price to be paid for Shares acquired under this Plan, other than Shares acquired upon exercise of an Option or SAR.

“Restricted Stock Award” means an award of Shares pursuant to Section 6 or Section 12 of this Plan, or issued pursuant to the early exercise of an Option.

“Restricted Stock Unit” means an Award granted pursuant to Section 9 or Section 12 of this Plan.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock, as adjusted pursuant to Sections 2 and other applicable provisions hereof, and any successor security.

“Stock Appreciation Right” means an Award granted pursuant to Section 8 or Section 12 of this Plan.

“Stock Bonus” means an Award granted pursuant to Section 7 or Section 12 of this Plan.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee; provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

“Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

Neither this document, nor any stock option agreement connected with it, is an approved prospectus for the purposes of section 85(1) of the Financial Services and Markets Act 2000 (“FSMA”) and no offer of transferable securities to the public (for the purposes of section 102B of FSMA) is being made in connection with the UK Sub-Plan to the Imperva, Inc. 2011 Stock Option and Incentive Plan (the “Sub-Plan”). The Sub-Plan is exclusively available to bona fide employees Imperva, Inc., Imperva UK Limited or any other UK Subsidiary.

IMPERVA, INC.

APPENDIX A – ISRAEL

TO THE 2011 STOCK OPTION AND INCENTIVE PLAN

1.	GENERAL

1.1	This appendix (the “Appendix”) shall apply only to Participants who are residents of the state of Israel or those who are deemed to be residents of the state of Israel for the payment of tax (the “Israeli Participant(s)”).

1.2	This Appendix is in accordance with and in continuation of Section 4.4 of the 2011 Stock Option and Incentive Plan (the “Plan”) of Imperva, Inc. (the “Company”). All the provisions specified hereunder shall form an integral part of the Plan.

1.3	This Appendix is effective with respect to Awards granted after the enactment of Amendment no. 132 of the Israeli Tax Ordinance, entering into force as of January 1, 2003.

1.4	This Appendix is to be read as a continuation of the Plan and modifies only Awards granted to Israeli Participants so that they comply with the requirements set by the Israeli law in general, and in particular with the provisions of Section 102 (as specified herein), as may be amended or replaced from time to time. For the avoidance of doubt, this Appendix does not add to or modify the Plan in respect of any other category of Participants.

1.5	The Plan and this Appendix are complimentary to each other and shall be deemed as one. In any case of contradiction, whether explicit or implied, between the provisions of this Appendix and the Plan, the provisions set out in this Appendix shall prevail.

1.6	Any capitalized terms not specifically defined in this Appendix shall be construed according to the interpretation given to it in the Plan.

2.	ISSUANCE OF AWARDS

2.1	The persons eligible for participation in the Plan as Israeli Participants shall include any Employees and/or Non-Employees of the Company or of any Affiliate; provided, however, that (i) Employees may only be granted 102 Awards; and (ii) Non-Employees and/or Controlling Shareholders may only be granted 3(i) Awards.

2.2	The Company may designate Awards granted to Employees pursuant to Section 102 as Unapproved 102 Awards or Approved 102 Awards.

2.3	The grant of Approved 102 Awards shall be made under this Appendix, and shall be conditioned upon the approval of this Appendix by the ITA.

2.4	Approved 102 Awards may either be classified as CGAs or OIAs.

2.5	No Approved 102 Awards may be granted under this Appendix to any eligible Employee unless and until the Company’s election of the type of Approved 102 Awards as CGA or OIA granted to Employees (the “Election”) is appropriately filed with the ITA. The Election shall become effective beginning the first grant date of an Approved 102 Award under this Appendix and shall remain in effect at least until the end of the year following the year during which the Company first granted Approved 102 Awards. The Election shall obligate the Company to grant only the type of Approved 102 Award it has elected, and shall apply to all Israeli Participants who were granted Approved 102 Awards during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, the Election shall not prevent the Company from granting Unapproved 102 Awards simultaneously.

2.6	All Approved 102 Awards must be held in trust by a Trustee, as described in Section 3 below.

2.7	For the avoidance of doubt, the designation of Unapproved 102 Awards and Approved 102 Awards shall be subject to the terms and conditions set forth in Section 102.

3.	TRUSTEE

3.1	Approved 102 Awards which shall be granted under this Appendix and/or any shares of Common Stock allocated or issued upon exercise of such Approved 102 Awards and/or other shares of Common Stock received subsequently following any realization of rights, including without limitation bonus shares, shall be allocated or issued to the Trustee and held for the benefit of the Employees for such period of time as required by Section 102 (the “Holding Period”). In the case the requirements for Approved 102 Awards are not met, then the Approved 102 Awards are to be regarded as Unapproved 102 Awards, all in accordance with the provisions of Section 102.

3.2	Notwithstanding anything to the contrary, the Trustee shall not release any shares of Common Stock allocated or issued upon exercise of Approved 102 Awards prior to the full payment of the Employee’s tax liabilities arising from Approved 102 Awards which were granted to him and/or any shares of Common Stock allocated or issued upon exercise of such Awards.

3.3	With respect to any Approved 102 Award, subject to the provisions of Section 102, an Employee shall not sell or release from trust any Share received upon the exercise of an Approved 102 Award and/or any share received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Holding Period required under Section 102. Notwithstanding the above, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 shall apply to and shall be borne by such Employee.

3.4	Upon receipt of Approved 102 Award, the Employee will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with this Appendix, or any Approved 102 Award or Ordinary Share granted to him thereunder.

4.	THE AWARDS

The terms and conditions upon which the Awards shall be issued and exercised shall be as specified in the Award Agreement to be executed pursuant to the Plan and to this Appendix. Each Award Agreement shall state, inter alia, the number of shares of Common Stock to which the Award relates, the type of Award granted thereunder (whether a CGA, OIA, Unapproved 102 Award or a 3(i) Award), the vesting provisions and the exercise price.

5.	FAIR MARKET VALUE

Solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the date of grant the Company’s shares are listed on any established stock exchange or a national market system or if the Company’s shares will be registered for trading within ninety (90) days following the date of grant of the CGAs, the fair market value of the shares of Common Stock at the date of grant shall be determined in accordance with the average value of the Company’s shares on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.

6.	EXERCISE OF AWARDS

Awards shall be exercised by the Israeli Participant by giving a written notice to the Company and/or to any third party designated by the Company (the “Representative”), in such form and method as may be determined by the Company and, when applicable, by the Trustee, in accordance with the requirements of Section 102, which exercise shall be effective upon receipt of such notice by the Company and/or the Representative and the payment of the exercise price for the number of Common Stock with respect to which the Award is being exercised, at the Company’s or the Representative’s principal office. The notice shall specify the number of Common Stock with respect to which the Award is being exercised.

7.	ASSIGNABILITY AND SALE OF AWARDS

7.1.	Notwithstanding any other provision of the Plans, no Award or any right with respect thereto, purchasable hereunder, whether fully paid or not, shall be assignable, transferable or given as collateral or any right with respect to them given to any third party whatsoever, and during the lifetime of the Israeli Participant each and all of such Israeli Participant’s rights to purchase Common Stock hereunder shall be exercisable only by the Israeli Participant.

Any such action made directly or indirectly, for an immediate validation or for a future one, shall be void.

7.2	As long as Awards or shares of Common Stock purchased pursuant to thereto are held by the Trustee on behalf of the Israeli Participant, all rights of the Israeli Participant over the shares are personal, cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

8.	INTEGRATION OF SECTION 102 AND TAX ASSESSING OFFICER’S PERMIT

8.1	With regards to Approved 102 Awards, the provisions of the Plans and/or the Appendix and/or the Award Agreement shall be subject to the provisions of Section 102 and the Tax Assessing Officer’s permit, and the said provisions and permit shall be deemed an integral part of the Plans, the Appendix and the Award Agreement.

8.2	Any provision of Section 102 and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan or the Appendix or the Award Agreement, shall be considered binding upon the Company and the Israeli Participants.

9.	DIVIDEND

With respect to all shares of Common Stock (but excluding, for avoidance of any doubt, any unexercised Awards) allocated or issued upon the exercise of Awards purchased by the Israeli Participant and held by the Israeli Participant or by the Trustee, as the case may be, the Israeli Participant shall be entitled to receive dividends in accordance with the quantity of such shares of Common Stock, subject to the provisions of the Company’s Certificate of Incorporation (and all amendments thereto) and subject to any applicable taxation on distribution of dividends, and when applicable subject to the provisions of Section 102.

10.	TAX CONSEQUENCES

10.1	Any tax consequences arising from the grant or exercise of any Award, from the payment for shares of Common Stock covered thereby or from any other event or act (of the Company, and/or its Affiliates, and the Trustee or the Israeli Participant), hereunder, shall be borne solely by the Israeli Participant. The Company and/or its Affiliates and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Israeli Participant shall agree to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Israeli Participant.

10.2	The Company and/or, when applicable, the Trustee shall not be required to release any share certificate to an Israeli Participant until all required payments have been fully made.

10.3	With respect to Unapproved 102 Award, if the Israeli Participant ceases to be employed by the Company or any Affiliate, the Israeli Participant shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares, all in accordance with the provisions of Section 102.

11.	GOVERNING LAW & JURISDICTION

This Appendix shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of the State of Delaware shall have sole jurisdiction in any matters pertaining to this Appendix.

12.	DEFINITION

12.1	“Affiliate” means any “employing company” within the meaning of Section 102(a) of the Ordinance.

12.2	“Approved 102 Award” means an Award granted pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of the Israeli Participant.

12.3	“Award” means any award under the Plan that may be granted to an Israeli Participant, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit or awards of Performance Shares.

12.4	“102 Award” means any Award granted to Employees pursuant to Section 102 of the Ordinance.

12.5	“3(i) Award” means an option granted pursuant to Section 3(i) of the Ordinance to any person who is a Non- Employee.

12.6	“Capital Gain Award” or “CGA” means an Approved 102 Award elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) of the Ordinance.

12.7	“Controlling Shareholder” shall have the meaning ascribed to it in Section 32(9) of the Ordinance.

12.8	“Employee” means a person who is employed by the Company or its Affiliates, including an individual who is serving as a director or an office holder, but excluding any Controlling Shareholder.

12.9	“ITA” means the Israeli Tax Authorities.

12.10	“Non-Employee” means a consultant, adviser, service provider, Controlling Shareholder or any other person who is not an Employee.

12.11	“Ordinary Income Award” or “OIA” means an Approved 102 Award elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance.

12.12	“Ordinance” means the Israeli Income Tax Ordinance [New Version] 1961, as now in effect or as hereafter amended.

12.13	“Section 102” means section 102 of the Ordinance and any regulations, rules, orders or procedures promulgated thereunder as now in effect or as hereafter amended or any regulations, rules or orders or procedures promulgated thereunder.

12.14	“Trustee” means any individual appointed by the Company to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance.

12.15	“Unapproved 102 Award” means an Award granted pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee

IMPERVA, INC.

2011 STOCK OPTION AND INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

Unless otherwise defined herein, the terms defined in the Imperva, Inc. (the “Company”) 2011 Stock Option and Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Stock Option Grant (the “Notice”).

Name:

Address:

You (“Participant”) have been granted an option to purchase Shares of Common Stock of the Company under the Plan subject to the terms and conditions of the Plan, this Notice and the Stock Option Award Agreement, including any country-specific terms and conditions contained in the attached Appendix (together, the “Agreement”).

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:

Total Number of Shares:

Type of Option:	_____ Non-Qualified Stock Option (_______ Options)

_____ Incentive Stock Option (_______ Options)

Expiration Date:

Post-Termination Exercise Period:	Termination for Cause = None
Voluntary Termination = 3 Months
Termination without Cause = 3 Months
Disability = 12 Months
Death = 12 Months

Vesting Schedule:	Subject to the limitations set forth in this Notice, the Plan and the Agreement, the Option will vest and may be exercised, in whole or in part, in accordance with the following schedule: [INSERT VESTING SCHEDULE]

You acknowledge that the vesting of the Options pursuant to this Notice is earned only by continuing service as an active Employee, Director or Consultant of the Company. You also understand that this Notice is subject to the terms and conditions of both the Agreement and the Plan, both of which are incorporated herein by reference. By signing below or electronically accepting the Agreement, you confirm you have read and agreed to the terms and conditions of this Notice, the Agreement and the Plan.

PARTICIPANT:	IMPERVA, INC.

Signature:	By:

Print Name:	Its:

Date:	Date:

IMPERVA, INC.

2011 STOCK OPTION AND INCENTIVE PLAN

STOCK OPTION AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the Imperva, Inc. (the “Company”) 2011 Stock Option and Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Option Award Agreement, including any country-specific terms and conditions contained in the attached Appendix (together, the “Agreement”).

Participant has been granted an option to purchase Shares (the “Option”), subject to the terms and conditions of the Plan, the Notice of Stock Option Grant (the “Notice”) and this Agreement.

1. Vesting Rights. Subject to the applicable provisions of the Plan and this Agreement, this Option may be exercised, in whole or in part, in accordance with the schedule set forth in the Notice. In the event Participant’s Termination (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any), Participant’s right to vest in the Option under the Plan, if any, will terminate effective as of the date that Participant is no longer actively providing services and will not be extended by any notice period (e.g., active services would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any); the Committee shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of his or her Option grant (including whether Participant may still be considered to be providing services while on an approved leave of absence).

2. Termination Period.

(a) General Rule. Except as provided below, and subject to the Plan, this Option may be exercised for three months after Participant’s Termination with the Company or any Parent or Subsidiary. In no event shall this Option be exercised later than the Expiration Date set forth in the Notice.

(b) Death; Disability. Unless provided otherwise in the Notice, upon Participant’s Termination by reason of his or her Disability or death, or if a Participant dies within three months of the Termination Date, this Option may be exercised for twelve months, provided that in no event shall this Option be exercised later than the Expiration Date set forth in the Notice.

(c) Cause. Upon Participant’s Termination for Cause, the Option shall expire on such date of Participant’s Termination Date.

(d) Measurement Date. In the event of Participant’s Termination (whether or not in breach of local labor laws), Participant’s right to exercise the Option after Termination, if any, will be measured by the date of termination of Participant’s active services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Participant is employed or terms of Participant’s employment agreement, if any).

3. Grant of Option. The Participant named in the Notice has been granted an Option for the number of Shares set forth in the Notice at the exercise price per Share set forth in the Notice (the “Exercise Price”). In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. If designated in the Notice as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an ISO, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonqualified Stock Option (“NSO”).

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4. Exercise of Option.

(a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set forth in the Notice and the applicable provisions of the Plan and this Agreement. In the event of Participant’s death, Disability, Termination for Cause or other Termination, the exercisability of the Option is governed by the applicable provisions of the Plan, the Notice and this Agreement.

(b) Method of Exercise. This Option is exercisable by delivery of an exercise notice (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be delivered in person, by mail, via electronic mail or facsimile or by other authorized method to the Secretary of the Company or other person designated by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

(c) No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of securities law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for tax purposes the Exercised Shares shall be considered transferred to the Participant on the date the Option is exercised with respect to such Exercised Shares.

5. Method of Payment. Unless provided otherwise by the Company, in its sole discretion, or in the Appendix, payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a) cash;

(b) check;

(c) a “broker-assisted” or “same-day sale” (as described in Section 11(d) of the Plan); or

(d) other method authorized by the Company.

6. Non-Transferability of Option. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution or court order and may be exercised during the lifetime of Participant only by the Participant unless otherwise permitted by the Committee on a case-by-case basis. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

7. Term of Option. This Option shall in any event expire on the expiration date set forth in the Notice, which date is 10 years after the Date of Grant (five years after the Date of Grant if this Option is designated as an ISO in the Notice of Stock Option Grant and Section 5.3 of the Plan applies).

8. Tax Obligations. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do

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not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to the relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

(a) withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Employer; or

(b) withholding from proceeds of the sale of Shares acquired at exercise of the Option either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization) without further consent.

Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case Participant will receive a refund of any over-withheld amount in cash and will have no entitlement to the Common Stock equivalent.

Finally, Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if Participant fails to comply with his or her obligations in connection with the Tax-Related Items.

9. Acknowledgement of Nature of the Grant. The Company and Participant agree that the Option is granted under and governed by this Agreement and by the provisions of the Plan (incorporated herein by reference). Participant acknowledges receipt of a copy of the Plan and the Plan prospectus, represents that Participant has carefully read and is familiar with their provisions and hereby accepts the Option subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice. Participant further acknowledges, understands and agrees that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or Terminated by the Company at any time, to the extent permitted by the Plan;

(b) the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of Options, or benefits in lieu of Options, even if Options have been granted in the past;

(c) all decisions with respect to future Option or other grants, if any, will be at the sole discretion of the Company;

(d) the Option grant and Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company, the Employer or any Parent, Subsidiary or affiliate of the Company, and shall not interfere with the ability of the Company, the Employer or any Parent, Subsidiary or affiliate of the Company, as applicable, to terminate Participant’s employment or service relationship (if any);

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(e) Participant is voluntarily participating in the Plan;

(f) the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

(g) the Option and any Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(h) the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;

(i) if the underlying Shares do not increase in value, the Option will have no value;

(j) if Participant exercises the Option and acquires Shares, the value of such Shares of may increase or decrease in value, even below the Exercise Price;

(k) no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from Participant’s Termination (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any), and in consideration of the grant of the Option to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company, its Parent, or any of its Subsidiaries or affiliates or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company, its Parent, Subsidiaries and affiliates and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(l) unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any Corporate Transaction affecting the Shares; and

(m) the following provisions apply only if Participant is providing services outside the United States:

(i) the Option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purpose;

(ii) Participant acknowledges and agrees that neither the Company, the Employer nor any Parent, Subsidiary or affiliate of the Company shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Participant pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise.

10. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

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11. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Agreement and any other Option grant materials by and among, as applicable, the Employer, the Company and its Parent, Subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data will be transferred to a designated Plan broker or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company, its designed Plan broker and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her employment status or service and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant Options or other Awards or administer or maintain such Awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

12. Entire Agreement; Enforcement of Rights. This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between the parties. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Participant or any other Plan participant.

13. Compliance with Laws and Regulations. Notwithstanding any other provision of the Plan or this Agreement, unless there is an available exemption from any registration, qualification or other legal requirement applicable to the Shares, the Company shall not be required to deliver any Shares issuable upon exercise of the Option prior to the completion of any registration or qualification of the Shares under any local, state, federal or foreign securities or exchange control law or under rulings or regulations of the

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U.S. SEC or of any other governmental regulatory body, or prior to obtaining any approval or other clearance from any local, state, federal or foreign governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC or any state or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Further, Participant agrees that the Company shall have unilateral authority to amend the Plan and the Agreement without Participant’s consent to the extent necessary to comply with securities or other laws applicable to issuance of Shares.

14. Governing Law and Venue; Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. The Option grant and the provisions of this Agreement are governed by, and subject to, the laws of the State of Delaware, without regard to the conflict of law provisions. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of San Mateo County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

15. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

16. Language. If Participant has received this Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

17. Appendix. Notwithstanding any provisions in this Agreement, the Option grant shall be subject to any special terms and conditions set forth in any Appendix to this Agreement for Participant’s country. Moreover, if Participant relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.

18. Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Option and on any Shares acquired upon exercise of the Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

By the signature on, or electronic acceptance of, the Notice by each of the Participant and the Company’s representative, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan, the Notice and this Agreement. Participant has reviewed the Plan, the Notice and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing the Notice, and fully understands all provisions of the Plan, the Notice and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all

6

decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and the Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated on the Notice.

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STOCK OPTION AGREEMENT – INTERNATIONAL

APPENDIX A

IMPERVA, INC. 2011 STOCK OPTION AND INCENTIVE PLAN

Special Terms and Conditions for Participants Outside the U.S.

This Appendix includes additional country-specific terms and conditions that apply to Participants resident in countries listed below. This Appendix is part of the Agreement and contains terms and conditions material to participation in the Plan. Unless otherwise provided below, capitalized terms used but not defined herein shall have the same meanings assigned to them in the Plan and the Agreement.

This Appendix includes information regarding exchange controls and certain other issues of which Participant should be aware, and is current as of October 2013. Participant acknowledges that local exchange control laws may apply to Participant as a result of the acquisition of Shares, opening of an off-shore bank or brokerage account and acquisition of foreign currency. By accepting the Options, Participant agrees to comply with applicable exchange control laws associated with participation in the Plan. Participant further acknowledges that if he or she has any questions regarding his or her responsibilities in this regard, Participant will seek advice from his or her personal legal advisor, at Participant’s own cost, and further agrees that neither the Company, its Parent, any Subsidiary of affiliate or the Employer will be liable for any fines or penalties resulting from Participant’s failure to comply with applicable laws concerning the acquisition and disposition of Shares.

If Participant is a citizen or resident of a country other than the one in which Participant is currently working, transfers employment after the Options are granted or is considered resident of another country for local law purposes, the terms and conditions contained herein may not be applicable to Participant, and the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply to Participant.

Argentina

Securities Law Information.

Neither the Options nor the underlying Shares are publicly offered or listed on any stock exchange in Argentina. The offer is private and not subject to the supervision of any Argentine governmental authority.

Method of Payment.

Notwithstanding section 5.5 of the Plan or sections 4 and 5 of the Agreement, Participant agrees to pay the Exercise Price and any Tax-Related Items solely by means of a cashless sell-all method of exercise. To complete a cashless sell-all exercise, Participant must provide irrevocable instructions to the broker to: (i) sell all of the Shares to be issued upon exercise; (ii) use the proceeds to pay the Exercise Price, brokerage fees and any applicable Tax-Related Items; and (iii) remit the balance in cash to Participant. Such delivery of the sales proceeds shall be subject to any obligation to satisfy Tax-Related Items, if any. Participant acknowledges that the Company’s designated broker is under no obligation to arrange for the sale of the Shares at any particular price. To the extent that regulatory requirements in Argentina change, the Company reserves the right to permit Participant to exercise the Option and pay the Exercise Price with cash, check, cash equivalent or cashless sell-to-cover exercise.

Exchange Control Information.

Provided proceeds from the sale of Shares are held in a U.S. bank or brokerage account for at least 10 days prior to transfer into Argentina, Participant should be able to freely transfer such proceeds into Argentina, although Participant should confirm this with his or her local bank. Please be aware that the Argentine bank handling the transaction may request certain documentation in connection with the request to transfer sale proceeds into Argentina, including evidence of the sale.

Participant is solely responsible for complying with the exchange control rules that may apply in connection with participation in the Plan and/or transfer of proceeds from the sale of Shares acquired under the Plan into Argentina. Prior to transferring sale proceeds into Argentina, Participant should consult his or her local bank and/or exchange control advisor to confirm what will be required by the bank as interpretations of the applicable Central Bank regulations vary by bank and exchange control rules and regulations are subject to change without notice.

Tax Reporting Information.

If Participant holds Shares as of December 31 of any year, Participant is required to report the holding of the Shares on his or her tax return for the relevant year.

Australia

Right to Exercise.

Notwithstanding any provision of the Notice or the Agreement, Participant may not exercise any portion of the Option until the Fair Market Value per Share underlying the Option exceeds the Exercise Price per Share. If the Option vests when the Fair Market Value per Share is equal to or less than the Exercise Price per Share, the Option may be exercised only starting on the business day following the first day on which the Fair Market Value per Share exceeds the Exercise Price per Share.

For the avoidance of doubt, these restrictions on exercise also apply if Participant transfers to Australia from another jurisdiction and becomes subject to taxation in Australia before the Option is fully vested.

Option Term.

Notwithstanding the Expiration Date set forth in the Notice, or the Term of the Option as set forth in section 7 of the Agreement, the Term/Expiration Date of the Option for Participants subject to tax in Australia will be the day which is the business day prior to the seventh (7th) anniversary of the Date of Grant.

Securities Law Information.

If Participant acquires Shares pursuant to the Option and Participant offers the Shares for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. Participant should obtain legal advice on disclosure obligations prior to making any such offer.

Exchange Control Information.

Exchange control reporting is required for cash transactions exceeding A$10,000 and international fund transfers. The Australian bank assisting with the transaction will file the report.

Brazil

Compliance with Law.

By accepting the Option, Participant acknowledges that he or she agrees to comply with applicable Brazilian laws and to pay any and all applicable taxes associated with the exercise of the Option and the sale of the Shares acquired pursuant thereto.

Exchange Control Information.

If Participant is a resident or domiciled in Brazil, he or she will be required to submit an annual declaration of assets and rights held outside of Brazil to the Central Bank if the aggregate value of the assets and rights is equal to or greater than US$10,000. Assets and rights that must be reported include Shares.

Canada

Method of Payment.

Notwithstanding section 5.5 of the Plan, Participant acknowledges that due to regulatory requirements, Participant is prohibited from surrendering Shares that Participant owns and from attesting to the ownership of Shares to pay the Exercise Price and any Tax-Related Items under the Option.

Sale of Shares.

Participant acknowledges that he or she is permitted to sell the Shares acquired under the Plan through the designated broker appointed by the Company, provided the sale of the Shares takes place outside of Canada through facilities of a stock exchange on which the Shares are listed.

The following provision replaces section 2(d) of the Agreement:

Measurement Date.

In the event that Participant’s service terminates (for any reason and whether or not later found to be invalid or in breach of Canadian laws or the terms of the Participant’s employment agreement, if any), any unvested portion of the Option shall be immediately forfeited without consideration. For purposes of the preceding sentence, Participant’s right to vest in the Option will terminate effective as of the date that is the earlier of (i) the date of Participant’s termination, (ii) the date Participant receives notice of termination as an active Employee, Director or Consultant of the Company, or (iii) the date Participant is no longer actively providing service and will not be extended by any notice period (e.g., active service would not include any contractual notice period or any period of “garden leave” or similar period mandated under Canadian laws or the terms of Participant’s employment agreement, if any); the Company shall have the exclusive discretion to determine when Participant is no longer actively providing service for purposes of the Option.

Consent to Receive Information in English for Quebec Employees

Participant acknowledges that it is the express wish of the parties that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be written in English.

Le participant reconnaît que c’est son souhait exprès d’avoir exigé la rédaction en anglais de cette convention, ainsi que de tous documents exécutés, avis donnés et procédures judiciaries intentées, directement ou indirectement, relativement à ou suite à la présente convention.

Authorization to Release and Transfer Necessary Personal Information for Quebec Employees.

The following provision supplements section 11 of the Agreement:

Participant hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. Participant further authorizes the Company, any Parent, Subsidiary or affiliate and the administrator of the Plan to disclose and discuss the Plan with their advisors. Participant further authorizes the Company and any Parent, Subsidiary or affiliate to record such information and to keep such information in Participant’s Employee file.

Foreign Assets Reporting Information.

Participant is required to report to the tax authorities any foreign property (including the Option and Shares) on form T1135 (Foreign Income Verification Statement) if the total value of the foreign property exceeds C$100,000 at any time in the year. The form must be filed by April 30 of the following year. Participant is advised to consult with his or her personal legal advisor to ensure compliance with applicable reporting obligations.

Colombia

Labor Laws Acknowledgement.

Participant acknowledges that pursuant to Article 128 of the Colombian Labor Code, the Plan and related benefits do not constitute a component of “salary” for any purpose.

Exchange Control Information.

Investments in assets located abroad (including Shares) are subject to registration with the Bank of the Republic if the Participant’s aggregate investments held abroad (as of December 31 of the applicable calendar year) equal or exceed US$500,000. Upon sale or other disposition of investments (including Shares) which have been registered with the Central Bank, the registration with the Central Bank must be cancelled no later than March 31 of the year following the sale or disposition (or a fine of up to 200% of the value of the infringing payment will apply). If funds are remitted from Colombia through an authorized local financial institution, the authorized financial institution will automatically register the investment.

Denmark

Labor Law Acknowledgment.

This provision supplements section 9 of the Agreement:

By signing or electronically accepting the Agreement, Participant acknowledges that he or she understands and agrees that the Option relates to future services to be performed and is not a bonus or compensation for past services.

Stock Option Act.

Participant acknowledges that he or she received an Employer Statement in Danish which sets forth the terms of the Option.

Foreign Bank Account Reporting.

If Participant establishes an account holding Shares or an account holding cash outside Denmark, Participant must report the account to the Danish Tax Administration. The form which should be used in this respect can be obtained from a local bank. (Please note that these obligations are separate from and in addition to the obligations described below.)

Exchange Control and Tax Reporting Notification.

Participant may hold Shares acquired under the Plan in a safety-deposit account (e.g., a brokerage account) with either a Danish bank or with an approved foreign broker or bank. If the Shares are held with a non-Danish broker or bank, Participant is required to inform the Danish Tax Administration about the safety-deposit account. For this purpose, Participant must file a Declaration V (Erklaering V) with the Danish Tax Administration. Both Participant and the bank/broker must sign the Declaration V. By signing the Declaration V, the bank/broker undertakes an obligation, without further request each year not later than on February 1 of the year following the calendar year to which the information relates, to forward certain information to the Danish Tax Administration concerning the content of the safety-deposit account. In the event that the applicable broker or bank with which the safety-deposit account is held does not wish to, or, pursuant to the laws of the country in question, is not allowed to assume such obligation to report, Participant acknowledges that he or she is solely responsible for providing certain details regarding the foreign brokerage or bank account and any Shares acquired at exercise and held in such account to the Danish Tax Administration as part of Participant’s annual income tax return. By signing the Form V, Participant at the same time authorizes the Danish Tax Administration to examine the account. A sample of the Declaration V can be found at the following website: http://www.skat.dk/getFile.aspx?Id=82915.

In addition, when Participant opens a deposit account or a brokerage account for the purpose of holding cash outside of Denmark, the bank or brokerage account, as applicable, will be treated as a deposit account because cash can be held in the account. Therefore, Participant must also file a Declaration K (Erklaering K) with the Danish Tax Administration. Both Participant and the bank/broker must sign the Declaration K. By signing the Declaration K, the bank/broker undertakes an obligation, without further request each year, not later than on February 1 of the year following the calendar year to which the information relates, to forward certain information to the Danish Tax Administration concerning the content of the deposit account. In the event that the applicable financial institution (broker or bank) with which the account is held, does not wish to, or, pursuant to the laws of the country in question, is not allowed to assume such obligation to report, Participant acknowledges that he or she is solely responsible for providing certain details regarding the foreign brokerage or bank account to the Danish Tax Administration as part of Participants annual income tax return. By signing the Declaration K, Participant at the same time authorizes the Danish Tax Administration to examine the account. A sample of Declaration K can be found at the following website: http://www.skat.dk/getFile.aspx?Id=109434.

France

Consent to Receive Information in English.

By signing and/or electronically accepting the Agreement, Participant confirms having read and understood the documents relating to this grant (the Plan and this Agreement) which were provided in English language. Participant accepts the terms of those documents accordingly. Please note that Participant’s Options are not French qualified awards.

En signant et renvoyant le présent document décrivant les termes et conditions de l’attribution d’options, le participant confirme ainsi avoir lu et compris les documents relatifs à cette attribution (le Plan U.S. et ce contrat d’options) qui ont été communiqués en langue anglaise. Le participant accepte les termes en connaissance de cause.

Exchange Control Information.

Participant may hold Shares purchased under the Plan outside of France provided that Participant annually declares all foreign bank and stock accounts, whether open, current or closed, together with Participant’s personal income tax returns. Participant must also declare to the customs and excise authorities any cash or securities that Participant imports or exports without the use of a financial institution when the value of the cash or securities is equal to or exceeds €10,000.

Germany

Exchange Control Information. Cross-border payments in excess of €12,500, including any cross-border payments received in connection with the sale of Shares acquired under the Plan or any dividends paid on such Shares, must be reported monthly to the German Federal Bank (Bundesbank). In case of payments in connection with securities or financial derivatives, the report must be made by the 5th day of the month following the month in which the payment was received. Effective from September 2013, the report must be filed electronically. The form of report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de) and is available in both German and English.

Hong Kong

WARNING: The Option and any Shares acquired upon exercise do not constitute a public offering of securities under Hong Kong law and are available only to eligible individuals employed or engaged by the Company, its Parent, or its Subsidiaries and affiliates. The Plan, the Agreement, including this Appendix, and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong nor have the documents been reviewed by any regulatory authority in Hong Kong. The Option is intended only for the personal use of Participant and may not be distributed to any other person. Participant is advised to exercise caution in relation to the offer. If Participant is in any doubt about any of the contents of the Plan, the Agreement, including this Appendix, or other incidental communication materials, Participant should obtain independent professional advice.

Exercise of Option

The following provision supplements section 4 of the Agreement:

In the event the Option is exercised and Shares are issued to Participant within six (6) months of the Date of Grant, Participant agrees not to sell or otherwise dispose of the Shares prior to the six (6) month anniversary of the Date of Grant.

India

Method of Payment.

To facilitate compliance with exchange control regulations in India, Participant agrees to pay the Exercise Price and any Tax-Related Items solely by means of a cashless sell-all method of exercise. To complete a cashless sell-all exercise, Participant must provide irrevocable instructions to the broker to: (i) sell all of the Shares to be issued upon exercise; (ii) use the proceeds to pay the Exercise Price, brokerage fees and any applicable Tax-Related Items (see below); and (iii) remit the balance in cash to Participant. Such delivery of the sales proceeds shall be subject to any obligation to satisfy Tax-Related Items. Participant acknowledges that the Company’s designated broker is under no obligation to arrange for the sale of the Shares at any particular price. To the extent that regulatory requirements in India change, the Company reserves the right to permit Participant to exercise the Option and pay the Exercise Price with cash, check, cash equivalent or cashless sell-to-cover exercise.

Exchange Control Notification.

If Participant remits funds out of India to exercise the Option, it is Participant’s responsibility to comply with applicable exchange control requirements of the Reserve Bank of India. Regardless of the method of exercise used to purchase the Shares, Participant understands that Participant must repatriate any proceeds from the sale of Shares acquired under the Plan to India within 90 days of receipt. Participant must obtain a foreign inward remittance certificate (“FIRC”) from the bank where Participant deposits the funds and must maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India, the Company or any Parent, Subsidiary or affiliate requests proof of repatriation.

Tax Obligations.

The following provision replaces section 8 of the Agreement for independent contractors:

If Participant is serving as an independent contractor, not an Employee, he or she acknowledges and agrees to accept all liability for income tax, social insurance, payroll tax, fringe benefits, payment on account or other tax-related items arising out of Participant’s participation in the Plan and the acquisition of Shares (“Tax-Related Items”). Participant agrees that the Company and any Parent, Subsidiary or affiliate to which Participant provides services have no obligation to withhold or otherwise satisfy any Tax-Related Items due as a result of Participant’s participation in the Plan and the acquisition of Shares. Participant further acknowledges that the Company and/or any Parent, Subsidiary or affiliate retaining Participant (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the award of Shares, including, but not limited to, the issuance of the Shares and the sale of Shares; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Shares to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result.

Participant agrees to pay or make adequate arrangements to satisfy all Tax-Related Items. If, notwithstanding this agreement, the Company and/or the Subsidiary are held liable for any Tax-Related Items due on the Shares resulting from a determination that Participant is not an independent contractor or any other reason, Participant agrees to indemnify and hold harmless the Company and any Parent, Subsidiary or affiliate to the extent of any obligation imposed on the Company or any Parent, Subsidiary or affiliate to pay any Tax-Related Items due on the Shares.

Foreign Asset/Account Reporting Information.

Participant is required to declare any foreign bank accounts and any foreign financial assets (including Shares held outside India) in Participant’s annual tax return. Participant is responsible for complying with this reporting obligation and is advised to confer with his or her personal tax advisor in this regard.

Israel

Trust Arrangement.

Participant understands and agrees that the Options awarded under the Agreement are awarded subject to and in accordance with the terms and conditions of the Plan, the Appendix A to the Plan for Israel (the “Sub-Plan”), the Trust Agreement (the “Trust Agreement”) between the Company and the Company’s trustee appointed by the Company or its Subsidiary in Israel (the “Trustee”) and the Agreement, or any successor trustee. In the event of any inconsistencies between the Sub-Plan, the Agreement and/or the Plan, the Sub-Plan will govern.

Nature of Grant.

The following provisions supplement section 9 of the Agreement:

The Options are intended to qualify for favorable tax treatment in Israel as a “Capital Gain Award” (as defined in the Sub-Plan) subject to the terms and conditions of Section 102(b)(2) of the Income Tax Ordinance (New Version) – 1961 (“Section 102”) and the rules promulgated therunder. Notwithstanding the foregoing, by accepting the Options, Participant acknowledges that the Company cannot guarantee or represent that the favorable tax treatment under Section 102 will apply to the Options.

By accepting the Options, Participant: (a) acknowledges receipt of and represents that Participant has read and is familiar with the terms and provisions of Section 102, the Plan, the Sub-Plan, the Trust Agreement and the Agreement; (b) accepts the Options subject to all of the terms and conditions of the Agreement, the Plan, the Sub-Plan, the Trust Agreement and Section 102 and the rules promulgated thereunder; and (c) agrees that the Options and/or any Shares issued in connection therewith, will be registered for the benefit of Participant in the name of the Trustee as required to qualify under Section 102.

Participant hereby undertakes to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation to the Plan, or any Options or Share granted thereunder. Participant agrees to execute any and all documents which the Company or the Trustee may reasonably determine to be necessary in order to comply with Section 102 and the Income Tax Ordinance (New Version) – 1961 (“ITO”).

Payment.

Notwithstanding section 4 of the Agreement, if the exercise of the Options occurs during the “Holding Period” (as defined in the Sub-Plan), the Shares issued upon the exercise of the Options shall be issued to Participant and held in trust for the Holding Period. After termination of the Holding Period, the Trustee may release the Options and any Shares issued with respect thereto under the terms set forth in the Sub-Plan, and in accordance with the terms and conditions of the 102 Capital Gains Track, the ITO and any approval by the Israeli Tax Authority (“ITA”).

In the event that such exercise occurs after the end of the Holding Period, the Shares issued upon exercise of the Options shall either (i) be deposited with the Trustee, or (ii) be transferred to Participant directly or into a brokerage account in his or her name, provided that Participant first complies with his or her obligations for Tax-Related Items.

In the event that Participant elects to have the Shares transferred to Participant without selling such Shares, Participant shall become liable to pay Tax-Related Items immediately in accordance with the provisions of the ITO. Participant will not be entitled to receive the Shares prior to the full payment of Tax-Related Items and neither the Company nor the Trustee shall be required to release any Shares to Participant until all payments required to be made under the ITO have been fully satisfied.

Data Privacy.

The following provision supplements section 11 of the Agreement:

Without derogating from the scope of section 11 of the Agreement, Participant hereby explicitly consents to the transfer of Data between the Company, the Trustee, and/or a designated Plan broker, including any requisite transfer of such Data outside of the Participant’s country and further transfers thereafter as may be required to a broker or other third party.

Electronic Delivery and Acceptance.

The following provision supplements section 15 of the Agreement.

To the extent required pursuant to Israeli tax law and/or by the Trustee, Participant consents and agrees to deliver hard-copy written notices and/or actual copies of any notices or confirmations provided by Participant related to his or her participation in the Plan.

Securities Law Information

The Options are offered in accordance with an exemption from the requirement to publish a prospectus which the Company received from the Israel Securities Authority on January 26, 2012, under Section 15D of the Israeli Securities Law, 1968.

The Shares available under the Plan are registered in the U.S. pursuant to the Form S-8 registration statement which was filed with the U.S. Securities and Exchange Commission on February 21, 2013.

Participant may obtain a copy of the Plan and the Form S-8s, including the documents referenced therein, from the Company’s intranet site located at: https://compass.imperva.com/community/legal/stock_plan_prospectuses

These documents are also available at Participant’s local office.

Italy

Method of Payment.

Notwithstanding section 5.5 of the Plan or sections 4 and 5 of the Agreement, Participant agrees to pay the Exercise Price and any Tax-Related Items solely by means of a cashless sell-all method of exercise. To complete a cashless sell-all exercise, Participant must provide irrevocable instructions to the broker to: (i) sell all of the Shares to be issued upon exercise; (ii) use the proceeds to pay the Exercise Price, brokerage fees and any applicable Tax-Related Items; and (iii) remit the balance in cash to Participant. Such delivery of the sales proceeds shall be subject to any obligation to satisfy Tax-Related Items. Participant acknowledges that the Company’s designated broker is under no obligation to arrange for the sale of the Shares at any particular price. To the extent that regulatory requirements in Italy change, the Company reserves the right to permit Participant to exercise the Option and pay the Exercise Price with cash, check, cash equivalent or cashless sell-to-cover exercise.

Authorization to Release and Transfer Necessary Personal Information.

The following provision replaces in its entirety section 11 of the Agreement:

Participant understands that the Employer and/or the Company may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social security number (or any other social or national identification number), salary, nationality, job title, number of Shares held and the details of all Options or any other entitlement to Shares awarded, cancelled, exercised, vested, unvested or outstanding (the “Data”) for the purpose of implementing, administering and managing Participant’s participation in the Plan. Participant is aware that providing the Company with Participant’s Data is necessary for the performance of the Agreement and that Participant’s refusal to provide such Data would make it impossible for the Company to perform its contractual obligations and may affect Participant’s ability to participate in the Plan.

The Controller of personal data processing is Imperva, Inc., 1194 3400 Bridge Parkway, Suite 200, Redwood Shores, CA 94065, U.S.A., and, pursuant to D.lgs 196/2003, its representative in Italy is Imperva Italy s.r.l., Via Felice Casati 20, 20124 Milano, Italy. Participant understands that the Data may be transferred to the Company or any of its Parent, Subsidiaries or affiliates, or to any third parties assisting in the implementation, administration and management of the Plan, including any transfer required to a broker or other third party with whom Shares acquired pursuant to the vesting of the Options or cash from the sale of such Shares may be deposited. Furthermore, the recipients that may receive, possess, use, retain and transfer such Data for the above mentioned purposes may be located in Italy or elsewhere, including outside of the European Union and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. The processing activity, including the transfer of Participant’s personal data abroad, outside of the European Union, as herein specified and pursuant to applicable laws and regulations, does not require Participant’s consent thereto as the processing is necessary for the performance of contractual obligations related to the implementation, administration and management of the Plan. Participant understands that Data processing relating to the purposes above specified shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data are collected and with confidentiality and security provisions as set forth by applicable laws and regulations, with specific reference to D.lgs. 196/2003.

Participant understands that Data will be held only as long as is required by law or as necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that pursuant to art.7 of D.lgs 196/2003, Participant has the right, including but not limited to, access, delete, update, request the rectification of Participant’s Data and cease, for legitimate reasons, the Data processing. Furthermore, Participant is aware that Participant’s Data will not be used for direct marketing purposes. In addition, the Data provided can be reviewed and questions or complaints can be addressed by contacting a local human resources representative.

Plan Document Acknowledgment.

In accepting the Options, Participant acknowledges that Participant has received a copy of the Plan and the Agreement and has reviewed the Plan and the Agreement, including this Appendix, in their entirety and fully understands and accepts all provisions of the Plan and the Agreement, including this Appendix. Participant further acknowledges that Participant has read and specifically and expressly approves the following sections of the Agreement: section 1: Vesting Rights, section 2: Termination Period, section 3: Grant of Options, section 4: Exercise of Option; section 6: Non-Transferability of Options, section 7: Term of Option, section 8: Tax Obligations, section 9: Acknowledgement of Nature of the Grant; section 10: No Advice Regarding Grant, section 12: Entire Agreement; Enforcement of Rights, section 13: Compliance with Laws and Regulations; section 14: Governing Law and Venue; Severability, section 15: Electronic Delivery and Acceptance, section 16: Language, section 17: Appendix, section 18: Imposition of Other Requirements and the Data Privacy provisions above.

Exchange Control Information.

Participant is required to report the following on his or her annual tax return (Form UNICO, Schedule RW) or on a special form if no tax return is required: (1) any transfers of cash or Shares to or from Italy exceeding €10,000, (2) any foreign investments or investments held outside of Italy at the end of the calendar year exceeding €10,000 if such investments (cash or Shares) may result in income taxable in Italy, and (3) the amount of the transfers to and from abroad which have had an impact during the calendar year on Participant’s foreign investments or investments held outside of Italy, to the extent that the overall amount of the transfers exceed €10,000. Under certain circumstances, Participant may be exempt from the requirement under (1) above if the transfer or investment is made through an authorized broker resident in Italy.

Tax on Foreign Financial Assets.

Effective from 2011, a tax on the value of the financial assets held outside of Italy by individuals resident of Italy has been introduced. Such tax is levied at an annual rate of 1.5 per thousand (0.15%) starting from 2013. The taxable amount will be the fair market value of the financial assets (including Shares) assessed at the end of the calendar year.

Japan

Exchange Control Information.

If Participant pays more than ¥30,000,000 for the purchase of Shares in any one transaction, he or she must file an ex post facto Payment Report with the Ministry of Finance (through the Bank of Japan or the bank carrying out the transaction). The precise reporting requirements vary depending on whether the relevant payment is made through a bank in Japan. If Participant acquires Shares whose value exceeds ¥100,000,000 in a single transaction, he or she must also file an ex post facto Report Concerning Acquisition of Shares with the Ministry of Finance through the Bank of Japan within 20 days of acquiring the Shares. The forms to make these reports can be acquired at the Bank of Japan.

A Payment Report is required independently of a Report Concerning Acquisition of Securities. Consequently, if the total amount that Participant pays on a one-time basis at exercise of the Option exceeds ¥100,000,000, he or she must file both a Payment Report and a Report Concerning Acquisition of Securities.

Foreign Asset/Account Reporting.

Participant is required to report details of any assets held outside Japan as of December 31 (including Shares acquired under the Plan), to the extent such assets have a total net fair market value exceeding ¥50,000,000. Such report will be due by March 15 each year. Participant should consult with his or her personal tax advisor to determine if the reporting obligation applies in Participant’s situation.

Korea

Exchange Control Information.

Exchange control laws require Korean residents who realize US$500,000 or more from the sale of Shares or the receipt of dividends in a single transaction to repatriate the sale proceeds back to Korea within eighteen months of the sale/receipt.

Mexico

Acknowledgements.

This provision supplements section 9 of the Agreement:

By accepting the Option, Participant acknowledges that he or she has received a copy of the Plan and the Agreement, including this Exhibit B, which he or she has reviewed. Participant further acknowledges that he or she accepts all the provisions of the Plan and the Agreement, including this Appendix. Participant also acknowledges that he or she has read and specifically and expressly approves the terms and conditions set forth in section 9 of the Agreement, which clearly provide as follows:

1.	Participant’s participation in the Plan does not constitute an acquired right;

2.	The Plan and Participant’s participation in it are offered by the Company on a wholly discretionary basis;

3.	Participant’s participation in the Plan is voluntary; and

4.	The Company and its Subsidiaries are not responsible for any decrease in the value of any Shares acquired upon exercise of the Option.

Service Acknowledgement and Policy Statement.

By accepting the Option, Participant acknowledges that Imperva, Inc. with registered offices at 3400 Bridge Parkway, Suite 200, Redwood Shores, CA 94065, U.S.A, is solely responsible for the administration of the Plan. Participant further acknowledges that his or her participation in the Plan, the grant of the Option and any acquisition of Shares under the Plan do not constitute a service contract and does not guarantee Participant the right to continue his or her service with the Company because Participant is participating in the Plan on a wholly commercial basis. Based on the foregoing, Participant expressly acknowledges that the Plan and the benefits that he or she may derive from participation in the Plan do not establish any rights between Participant and the Company, and do not form part of any service contract between the Participant and the Company or any Parent or Subsidiary of the Company, and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of Participant’s service contract.

Participant further understands that his or her participation in the Plan is the result of a unilateral and discretionary decision of the Company and, therefore, the Company reserves the absolute right to amend and/or discontinue Participant’s participation in the Plan at any time, without any liability to Participant.

Finally, Participant hereby declares that he or she does not reserve to him or herself any action or right to bring any claim against the Company for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and that he or she therefore grants a full and broad release to the Company, any Parent or Subsidiaries, affiliates, branches, representation offices, shareholders, officers, agents and legal representatives, with respect to any claim that may arise.

Spanish Translation

Reconocimientos.

Esta disposición suplementa la sección 9 del Contrato:

Al aceptar la Opción, el Partícipe reconoce que ha recibido una copia del Plan y del Contrato, incluyendo este Anexo B, que ha sido revisado por el Partícipe. El Partícipe reconoce, además, que acepta todas las disposiciones del Plan y del Contrato, incluyendo este Anexo. El Partícipe también reconoce que ha leído la sección 9 del Contrato y específica y expresamente aprueba los términos y condiciones establecidos en dicha Sección, que claramente establece lo siguiente:

1.	La participación del Partícipe en el Plan no constituye un derecho adquirido;

2.	El Plan y la participación del Partícipe en el Plan se ofrecen por la Compañía de manera totalmente discrecional;

3.	La participación del Partícipe en el Plan es voluntaria; y

4.	La Compañía y sus Subsidiarias no son responsables por cualquier disminución en el valor de las Acciones adquiridas al ejercer la Opción.

Reconocimiento de Ley Laboral y Declaración de Política.

Al aceptar la Opción, el Partícipe reconoce que Imperva, Inc., con oficinas registradas en 3400 Bridge Parkway, Suite 200, Redwood Shores, CA 94065, EE.UU., es únicamente responsable por la administración del Plan. Además, el Partícipe reconoce que su participación en el Plan, el otorgamiento de la Opción y cualquier adquisición de Acciones de conformidad con el Plan no constituyen un contrato de servicios y no garantizan el derecho del Partícipe de continuar prestando sus servicios a la Compañía, ya que el Partícipe está participando en el Plan en sobre una base exclusivamente comercial. Con base en lo anterior, el Partícipe expresamente reconoce que el Plan y los beneficios que le deriven de la participación en el Plan no establecen derecho alguno entre el Partícipe y la Compañía y no forman parte de ningún contrato de servicios celebrado entre el Partícipe y la Compañía o cualquier Matriz o Subsidiaria de la Compañía, y cualquier modificación del Plan o su terminación no constituirá un cambio o deterioro de los términos y condiciones del contrato de servicios del Partícipe.

Además, el Partícipe entiende que su participación en el Plan es resultado de una decisión unilateral y discrecional de la Compañía y, por lo tanto, la Compañía se reserva el derecho absoluto de modificar y/o discontinuar la participación del Partícipe en el Plan en cualquier momento, sin responsabilidad alguna para con el Partícipe.

Finalmente, el Partícipe en este acto manifiesta que no se reserva ninguna acción o derecho para interponer una demanda o reclamación en contra de la Compañía por cualquier compensación o daño o perjuicio en relación con cualquier disposición del Plan o los beneficios derivados del Plan y, en consecuencia, otorga un amplio y total finiquito a la Compañía, cualesquier Matriz o Subsidiarias, afiliadas, sucursales, oficinas de representación, accionistas, directores, funcionarios, agentes y representantes con respecto a cualquier demanda o reclamación que pudiera surgir.

Netherlands

Consent to Comply with Dutch Securities Law.

Participant has been granted Options under the Plan, pursuant to which Participant may acquire Shares. Participants who are residents of the Netherlands should be aware of the Dutch Insider trading rules, which may impact the sale of such Shares. In particular, Participant may be prohibited from effecting certain Share transactions if Participant has Insider information regarding the Company.

Below is a discussion of the applicable restrictions. Participant is advised to read the discussion carefully to determine whether the Insider rules apply to Participant. If it is uncertain whether the Insider rules apply, the Company recommends that Participant consult with his or her personal legal advisor. Please note that the Company cannot be held liable if Participant violates the Dutch Insider rules. Participant is responsible for ensuring compliance with these rules.

By entering into the Agreement and participating in the Plan, Participant acknowledges having read and understood the notification below and acknowledges that it is his or her own responsibility to comply with the Dutch Insider trading rules, as discussed herein.

Prohibition Against Insider Trading.

Dutch securities laws prohibit Insider trading. Under Article 5:56 of the Dutch Financial Supervision Act, anyone who has “Inside information” related to the Company is prohibited from effectuating a transaction in securities in or from the Netherlands. “Inside information” is knowledge of specific information concerning the issuer to which the securities relate that is not public and which, if published, would reasonably be expected to affect the Share price, regardless of the actual effect on the price. The Insider could be any Employee of the Company or its Dutch Subsidiary who has inside information as described above.

Given the broad scope of the definition of inside information, certain Employees of the Company working at its Dutch Subsidiary may have inside information and thus, would be prohibited from effectuating a transaction in securities in the Netherlands at a time when he or she had such Inside information.

Panama

Securities Law Notification.

The Options and any Shares which may be issued to Participant upon exercise are not subject to registration under Panamanian law as they are not intended for the public, but solely for Participant’s benefit.

Poland

Exchange Control Information.

Polish residents holding foreign securities (including Shares) and maintaining accounts abroad must report information to the National Bank of Poland on transactions and balances of the securities and cash deposited in such accounts if the value of such securities and cash (when combined with all other assets held abroad) exceeds a specified threshold (currently PLN7,000,000). If required, the reports are due on a quarterly basis on special forms available on the website of the National Bank of Poland. Further, any transfer of funds in excess of a specified threshold (currently €15,000) must be effected through a bank account in Poland. Participant should maintain evidence of such foreign exchange transactions for five (5) years, in case of a request for their production by the National Bank of Poland.

Russia

U.S. Transaction.

Participant understands that the grant of the Options is a right to receive Shares if certain conditions are met and that the offer is made by the Company in the United States. Upon exercise of the Option, any Shares to be issued to Participant shall be delivered to Participant through a brokerage account in the United States.

Exchange Control Information.

Upon the sale of Shares acquired under the Plan, Participant must repatriate the proceeds of the sale back to Russia within a reasonably short time after receipt. Participant may remit proceeds to Participant’s foreign currency account at an authorized bank in Russia or in a foreign bank account opened in accordance with Russian exchange control laws. Participant is encouraged to contact Participant’s personal advisor before remitting Participant’s sale proceeds to Russia.

Securities Law Information.

Participant is not permitted to sell Shares directly to other Russian legal entities or residents.

The grant of the Option and the distribution of the Plan and all other materials Participant may receive regarding participation in the Plan do not constitute an offering or the advertising of securities in Russia. The issuance of Shares pursuant to the Plan has not and will not be registered in Russia and, therefore, the Shares may not be used for an offering or public circulation in Russia. In no event will Shares be delivered to Participant in Russia; all Shares acquired under the Plan will be maintained on Participant’s behalf in the United States.

Labor Law Information.

If Participant continues to hold Shares after involuntary Termination, Participant may not be eligible to receive unemployment benefits in Russia.

Singapore

Securities Law Notice.

The Options are being granted pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Singapore Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”). The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. The Participant should note that such Option grant is subject to section 257 of the SFA and the Participant will not be able to make any subsequent sale in Singapore, or any offer of such subsequent sale of the Shares in Singapore, or any offer of the Shares underlying the Options unless such sale or offer in Singapore is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA.

Director Reporting Notice.

If Participant is a director, associate director or shadow director of a Singapore Subsidiary of the Company, as the terms are used in the Singapore Companies Act (the “SCA”), Participant agrees to comply with notification requirements under the SCA. Among these requirements is an obligation to notify the Singapore Subsidiary in writing when Participant receives an interest (e.g., Options, Shares) in the Company or any related companies (including when Participant sells Shares acquired through exercise of the Option). In addition, Participant must notify the Singapore Subsidiary when Participant sells or receives Shares of the Company or any related company (including when Participant sells or receives Shares acquired under the Plan). These notifications must be made within two business days of acquiring or disposing of any interest in the Company or any related company. In addition, a notification must be made of Participant’s interests in the Company or any related company within two business days of becoming a director.

Insider Trading Notice.

Participant should be aware of the Singaporean Insider-trading rules, which may impact Participant’s acquisition or disposal of Shares or rights to Shares under the Plan. Under the Singaporean Insider-trading rules, Participant is prohibited from acquiring or selling Shares or rights to Shares (e.g., an Option under the Plan) when Participant is in possession of information that is not generally available and that Participant knows or should know will have a material effect on the price of Shares once such information is generally available.

South Africa

Tax Obligations.

The following provision supplements section 8 of the Agreement:

If Participant is an Employee, he or she must notify the Employer of the amount of any gain realized at exercise of the Option. If Participant fails to advise the Employer of the gain realized at exercise of the Option, he or she may be liable for a fine. Participant will be responsible for paying any difference between the actual tax liability and the amount withheld.

Tax Clearance for Cash Exercises. If Participant pays the Exercise Price by cash or check (or other cash equivalent), Participant may need to obtain and provide to the Company or a third party designated by the Company, a Tax Clearance Certificate (with respect to Foreign Investments) bearing the official stamp and signature of the Exchange Control Department of the South African Revenue Service (“SARS”). Participant must renew this Tax Clearance Certificate every six (6) months, or at such other interval as may be required by the SARS. If Participant pays the Exercise Price by way of a “broker assisted” or “same-day sale” (cashless) exercise whereby no funds are remitted out of South Africa, no Tax Clearance Certificate is required.

Exchange Control Information.

South African residents may invest a maximum of ZAR4,000,000 per annum1 in offshore investments, including Shares. This is a cumulative allowance; therefore, Participant’s ability to remit funds to exercise the Option and purchase Shares will be reduced if his or her allowance is utilized for offshore investments that are unrelated to the Plan. If Participant wishes to pay the Exercise Price by cash or check (or cash equivalent) and the ZAR4,000,000 limit will be exceeded upon making such payment, Participant may still transfer funds for the purchase of Shares provided that the Shares are immediately sold and the full proceeds are repatriated to South Africa. There is no repatriation requirement on the sale proceeds if the ZAR4,000,000 limit is not exceeded. If Participant pays the Exercise Price by a “broker assisted” or “same-day sale” (cashless) exercise method, the value of the Shares purchased will not count against the offshore investment allowance.

Participant should consult his or her personal advisor to ensure compliance with applicable exchange control regulations in South Africa, as such regulations are subject to frequent change. Participant is solely responsible for complying with all exchange control laws in South Africa, and neither the Company nor any Parent or Subsidiary will be liable for any fines or penalties resulting from Participant’s failure to comply with South African exchange control laws.

Spain

No Entitlement for Claims or Compensation.

The following provisions supplement sections 1, 2 and 9 of the Agreement:

By accepting the Option, Participant consents to participation in the Plan and acknowledges that Participant has received a copy of the Plan document.

Participant understands that the Company has unilaterally, gratuitously and in its sole discretion decided to grant Options under the Plan to individuals who may be Employees, Directors or Consultants throughout the world. The decision is limited and entered into based upon the express assumption and condition that any Options will not economically or otherwise bind the Company or any Parent, Subsidiary or affiliate, including the Employer, on an ongoing basis, other than as expressly set forth in the Agreement. Consequently, Participant understands that the Options are granted on the assumption and condition that the Option shall not become part of any employment contract (whether with the Company or any Parent, Subsidiary or affiliate, including the Employer) and shall not be considered a mandatory benefit, salary for any purpose (including severance compensation) or any other right whatsoever. Furthermore, Participant understands and freely accepts that there is no guarantee that any benefit whatsoever shall arise from the grant of the Option, which is gratuitous and discretionary, since the future value of the Option and the underlying Shares is unknown and unpredictable. Participant also understands that the grant of the Option would not be made but for the assumptions and conditions set forth hereinabove; thus, Participant understands, acknowledges and freely accepts that, should any or all of the assumptions be mistaken or any of the conditions not be met for any reason, the Option and any right to the underlying Shares shall be null and void.

Subject to the applicable provisions of the Plan and this Agreement, Participant understands and agrees that Termination of Participant’s status as an Employee for any reason (including for the reasons listed below) prior to the vesting date will automatically result in the loss of the unvested Options that may have

[1]

Pursuant to recent legislative changes, the allowances available to individuals (such as foreign investment) will be consolidated into one amount of ZAR5,000,000 per annum, with the first ZAR1,000,000 requiring no prior authorization.

been granted to Participant. In particular, Participant understands and agrees that any unvested Options shall be forfeited without entitlement to the underlying Shares or to any amount as indemnification in the event of a Termination of status as an Employee, including, but not limited to: resignation, disciplinary dismissal adjudged to be with Cause, disciplinary dismissal adjudged or recognized to be without Cause, individual or collective layoff on objective grounds, whether adjudged to be with Cause or adjudged or recognized to be without Cause, material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, unilateral withdrawal by the Employer, and under Article 10.3 of Royal Decree 1382/1985.

Securities Law Notice.

No “offer of securities to the public”, as defined under Spanish law, has taken place or will take place in the Spanish territory with respect to the Option. No public offering prospectus has been, nor will it be registered with the Comisión Nacional del Mercado de Valores (Spanish Securities Exchange Commission) (“CNMV”). Neither the Plan nor the Agreement constitute a public offering prospectus and they have not been, nor will they be, registered with the CNMV.

Exchange Control Information.

It is Participant’s responsibility to comply with exchange control regulations in Spain. Participant must declare the acquisition of Shares for statistical purposes to the Spanish Direccion General de Comercio e Inversiones (the “DGCI”) of the Ministry of Economy and Competitiveness. In addition, Participant must also file a Form D-6 with the Directorate of Foreign Transaction each January in which the Shares are owned. In addition, the sale of Shares must be declared on Form D-6 filed with the DGCI in January, unless the sale proceeds exceed the applicable threshold (currently €1,502,530), in which case, the filing is due within one month after the sale.

When receiving foreign currency payments in excess of €50,000 derived from the ownership of Shares (e.g., as a result of the sale of the Shares), Participant must inform the financial institution receiving the payment of the basis upon which such payment is made. Participant will likely need to provide the institution with the following information: (i) Participant’s name, address, and fiscal identification number; (ii) the name and corporate domicile of the Company; (iii) the amount of the payment; (iv) the currency used; (v) the country of origin; (vi) the reasons for the payment; and (vii) any additional information that may be required.

Foreign Asset/Account Reporting Information. Effective January 1, 2013, Participant is required to declare electronically to the Bank of Spain any securities accounts (including brokerage accounts held abroad), as well as the Shares held in such accounts if the value of the transactions during the prior tax year or the balances in such accounts as of December 31 of the prior tax year exceed €1,000,000.

Further, effective January 1, 2013, to the extent that Participant holds Shares and/or has bank accounts outside Spain with a value in excess of €50,000 (for each type of asset) as of December 31, Participant will be required to report information on such assets on his or her tax return (tax form 720) for such year. After such Shares and/or accounts are initially reported, the reporting obligation will apply for subsequent years only if the value of any previously-reported Shares or accounts increases by more than €20,000.

Sweden

No special provisions.

Switzerland

Securities Law Information.

The grant of the Option under the Plan is considered a private offering in Switzerland and is, therefore, not subject to registration in Switzerland.

Taiwan

Data Privacy Acknowledgement.

Participant hereby acknowledges that he or she has read and understands the terms regarding collection, processing and transfer of Data contained in Section 11 of the Agreement and by participating in the Plan, Participant agrees to such terms. In this regard, upon request of the Company or the Employer, Participant agrees to provide an executed data privacy consent form to the Employer or the Company (or any other agreements or consents that may be required by the Employer or the Company) that the Company and/or the Employer may deem necessary to obtain under the data privacy laws in Participant’s country, either now or in the future. Participant understands that he or she will not be able to participate in the Plan if he or she fails to execute any such consent or agreement.

Securities Law Information.

The Option and the Shares to be issued pursuant to Option are available only for employees of the Company and its Parents, Subsidiaries and affiliates. The Option grant is not a public offer of securities by a Taiwanese company.

Exchange Control Information.

Participant may acquire and remit foreign currency (including proceeds from the sale of Shares and may be required to cash dividends) up to US$5,000,000 per year without justification. If the transaction amount is TWD500,000 or more in a single transaction, Participant must submit a Foreign Exchange Transaction Form to the remitting bank. If the transaction amount is US$500,000 or more in a single transaction, Participant may be required to provide additional supporting documentation to the satisfaction of the remitting bank.

Turkey

Securities Law Information.

Participant must sell Shares acquired under the Plan outside Turkey. The Shares are currently traded on the New York Stock Exchange in the U.S. under the ticker symbol “IMPV” and may be sold on this exchange.

Financial Intermediary Information.

Pursuant to Decree No. 32 on the Protection of the Value of the Turkish Currency (“Decree 32”) and Communiqué No. 2008-32/34 on Decree No. 32, any activity related to investments in foreign securities (e.g., the sale of Shares under the Plan) must be conducted through a bank or financial intermediary institution licensed by the Turkish Capital Markets Board and should be reported to the Turkish Capital Markets Board. Participant is solely responsible for complying with this requirement and is advised to contact his or her personal legal advisor for further information regarding Participant’s obligations in this respect.

Exchange Control Notification.

Turkish residents are permitted to purchase and sell securities or derivatives traded on exchanges abroad only through a financial intermediary licensed in Turkey. Therefore, Participant may be required to appoint a Turkish broker to assist Participant with the sale of the Shares acquired under the Plan. Participant should consult his or her personal legal advisor before selling any Shares acquired under the Plan to confirm the applicability of this requirement to Participant.

United Kingdom

Joint Election.

As a condition of the purchase of Shares under the Plan, Participant agrees to accept any liability for secondary Class 1 National Insurance Contributions (“Employer NICs”) which may be payable by the Company or the Employer with respect to the purchase of the Shares or otherwise payable in connection with the right to acquire Shares. To accomplish the foregoing, Participant agrees to execute a joint election with the Company and/or the Employer (the “Election”), the form of such Election being formally approved by HM Revenue and Customs (“HMRC”), and any other consent or elections required to accomplish the transfer of the Employer NICs to Participant. Participant further agrees to execute such other joint elections as may be required between Participant and any successor to the Company and/or the Employer. Participant agrees to enter into an Election prior to the exercise of any Options. Participant further agrees that the Company and/or the Employer may collect the Employer NICs by any of the means set forth in section 8 of the Agreement.

Tax Obligations

The following provisions supplement section 8 of the Agreement:

Participant shall pay to the Company or the Employer any amount of income tax that the Company or the Employer may be required to account to HMRC with respect to the event giving rise to the income tax (the “Taxable Event”) that cannot be satisfied by the means described in section 8 of the Agreement. If payment or withholding of the income tax due is not made within ninety (90) days of the Taxable Event or such other period as required under U.K. law (the “Due Date”), Participant agrees that the amount of any uncollected income tax shall constitute a loan owed by Participant to the Employer, effective on the Due Date. Participant agrees that the loan will bear interest at the then-current HMRC Official Rate, it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in the Agreement. If Participant fails to comply with his or her obligations in connection with the income tax as described in this section, the Company may refuse to deliver the Shares acquired under the Plan.

Notwithstanding the foregoing, if Participant is a Director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), Participant shall not be eligible for a loan from the Company to cover the income tax. In the event that Participant is a Director or executive officer and income tax not collected from or paid by Participant by the Due Date, the amount of any uncollected income tax may constitute a benefit to Participant on which additional income tax and National Insurance contributions (“NICs”) may be payable. Participant will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or the Employer for the value of any employee NICs due on this additional benefit.

IMPERVA, INC.

2011 STOCK OPTION AND INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK UNIT AWARD

Unless otherwise defined herein, the terms defined in the Imperva, Inc. (the “Company”) 2011 Stock Option and Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Restricted Stock Unit Award (the “Notice”).

Name:

Address:

You (“Participant”) have been granted an award of Restricted Stock Units (“RSUs”) under the Plan subject to the terms and conditions of the Plan, this Notice and the attached Award Agreement (Restricted Stock Units), including any country-specific terms and conditions contained in the attached Appendix (together, the “Agreement”).

Number of RSUs:

Date of Grant:

Vesting Commencement Date:

Expiration Date:	The date on which settlement of all RSUs granted hereunder occurs, with earlier expiration upon the Termination Date.

Vesting Schedule:	Subject to the limitations set forth in this Notice, the Plan and the Agreement, the RSUs will vest in accordance with the following schedule: [INSERT VESTING SCHEDULE]

You acknowledge that the vesting of the RSUs pursuant to this Notice is earned only by continuing service as an active Employee, Director or Consultant of the Company. You also understand that this Notice is subject to the terms and conditions of both the Agreement and the Plan, both of which are incorporated herein by reference. By signing below or electronically accepting the Agreement, you confirm you have read and agreed to the terms and conditions of this Notice, the Agreement and the Plan.

PARTICIPANT	IMPERVA, INC.

Signature:	By:

Print Name:	Its:

Date:	Date:

IMPERVA, INC.

2011 STOCK OPTION AND INCENTIVE PLAN

AWARD AGREEMENT (RESTRICTED STOCK UNITS)

Unless otherwise defined herein, the terms defined in the Imperva, Inc. (the “Company”) 2011 Stock Option and Incentive Plan (the “Plan”) shall have the same defined meanings in this Award Agreement (Restricted Stock Units), including any country-specific terms and conditions contained in the attached Appendix (together, the “Agreement”).

Participant has been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions and conditions of the Plan, the Notice of Restricted Stock Unit Award (the “Notice”) and this Agreement.

1. Settlement. Settlement of RSUs shall be made within 30 days following the applicable date of vesting under the vesting schedule set forth in the Notice. Settlement of RSUs shall be in Shares, unless provided otherwise in the Appendix.

2. No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right to dividends or to vote such Shares.

3. Dividend Equivalents. Dividends, if any (whether in cash or Shares), shall not be credited to Participant until he or she has acquired Shares in the Company.

4. No Transfer. The RSUs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of.

5. Termination. If Participant’s Termination (for any reason whatsoever, whether or not later to be found invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any), all unvested RSUs shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate and will not be extended by any notice period (e.g., active services would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any). In case of any dispute as to whether Termination has occurred (including whether Participant may still be considered to be providing services while on an approved leave of absence), the Committee shall have sole discretion to determine whether such Termination has occurred and the effective date of such Termination.

6. Tax Obligations. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”) the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Participant further acknowledges that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant, vesting or settlement of the RSUs, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends and/or any dividend equivalents; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

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Prior to any relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

(i) withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Employer; or

(ii) withholding from proceeds of the sale of Shares acquired upon vesting/settlement of the RSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization); or

(iii) withholding in Shares to be issued upon settlement of the RSUs, provided, however that if Participant is a Section 16 officer of the Company under the Exchange Act, then the Committee shall establish the method of withholding from alternatives (i)-(iii) herein and, if the Committee does not exercise its discretion prior to the Tax-Related Items withholding event, then Participant shall be entitled to elect the method of withholding from the alternatives above.

Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case Participant will receive a refund of any over-withheld amount in cash and will have no entitlement to the Common Stock equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested RSUs, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

Finally, Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if Participant fails to comply with Participant’s obligations in connection with the Tax-Related Items.

7. U.S. Tax Consequences. If Participant is a U.S. taxpayer, Participant acknowledges that there will be tax consequences upon the vesting and/or settlement of the RSUs or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to such vesting, settlement or disposition. Upon vesting of the RSUs, the Fair Market Value of the Shares subject to the RSUs is subject to payroll taxes (e.g., FICA), and when the Shares are released following vesting, the Fair Market Value of the Shares is subject to U.S. federal, state and local income taxes. Upon disposition of the Shares, any subsequent increase or decrease in value will be treated as short-term or long-term capital gain or loss, depending on whether the Shares are held for more than 12 months from the date of settlement. Further, an RSU may be considered a deferral of compensation that may be subject to Section 409A of the Code. Section 409A of the Code imposes special rules to the timing of making and effecting certain amendments of this RSU with respect to distribution of any deferred compensation. You should consult your personal tax advisor for more information on the actual and potential tax consequences of this RSU.

8. Acknowledgement of Nature of the Grant. The Company and Participant agree that the RSUs are granted under and governed by the Notice, this Agreement and the provisions of the Plan. Participant acknowledges receipt of a copy of the Plan and the Plan prospectus, represents that Participant has carefully read and is familiar with their provisions, and hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice. Participant further acknowledges, understands and agrees that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

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(b) the grant of the RSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of RSUs, or benefits in lieu of RSUs, even if RSUs have been granted in the past;

(c) all decisions with respect to future RSUs or other grants, if any, will be at the sole discretion of the Company;

(d) the RSU grant and Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment or services contract with the Company, the Employer, its Parent, Subsidiary or affiliate of the Company and shall not interfere with the ability of the Company, the Employer, its Parent, Subsidiary or affiliate of the Company, as applicable, to terminate Participant’s employment or service relationship (if any) for any reason;

(e) Participant is voluntarily participating in the Plan;

(f) the RSUs and the Shares subject to the RSUs are not intended to replace any pension rights or compensation;

(g) the RSUs and the Shares subject to the RSUs, and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(h) the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

(i) no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from Participant’s Termination (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any), and in consideration of the grant of the RSUs to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company, its Parent, any of its Subsidiaries, affiliates or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company, its Parent, Subsidiaries and affiliates and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(j) unless otherwise provided in the Plan or by the Company in its discretion, the RSUs and the benefits evidenced by this Agreement do not create any entitlement to have the RSUs or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any Corporate Transaction affecting the Shares of the Company; and

(k) the following provisions apply only if Participant is providing services outside the United States:

(i) the RSUs and the Shares subject to the RSUs are not part of normal or expected compensation or salary for any purpose;

(ii) Participant acknowledges and agrees that neither the Company, the Employer, its Parent, nor any Subsidiary or affiliate of the Company shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the RSUs or of any amounts due to Participant pursuant to the settlement of the RSUs or the subsequent sale of any Shares of acquired upon settlement.

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9. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

10. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Agreement and any other RSU grant materials by and among, as applicable, the Employer, the Company, its Parent, Subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares of stock or directorships held in the Company, details of all RSUs or any other entitlement to Shares awarded, canceled, vested, unvested or outstanding in Participant’s favor(“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data will be transferred to a designated Plan broker or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company, its designated Plan broker, and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, Participant’s employment status and/or career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant RSUs or other Awards or administer or maintain such Awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

11. Entire Agreement; Enforcement of Rights. This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Participant or any other Plan participant.

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12. Compliance with Laws and Regulations. Notwithstanding any other provision of the Plan or this Agreement, unless there is an available exemption from any registration, qualification or other legal requirement applicable to the Shares, the Company shall not be required to deliver any Shares issuable upon settlement of the RSU prior to the completion of any registration or qualification of the Shares under any local, state, federal or foreign securities or exchange control law or under rulings or regulations of the U.S. SEC or of any other governmental regulatory body, or prior to obtaining any approval or other clearance from any local, state, federal or foreign governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC or any state or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Further, Participant agrees that the Company shall have unilateral authority to amend the Plan and the Agreement without Participant’s consent to the extent necessary to comply with securities or other laws applicable to issuance of Shares.

13. Governing Law and Venue; Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of this Agreement shall be interpreted as if such provision were so excluded and (c) the balance of this Agreement shall be enforceable in accordance with its terms. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of San Mateo County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

14. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

15. Language. If Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

16. Appendix. Notwithstanding any provisions in this Agreement, the RSU grant shall be subject to any special terms and conditions set forth in any Appendix to this Agreement for Participant’s country. Moreover, if Participant relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.

17. Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the RSUs and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

By the signature on, or electronic acceptance of, the Notice by each of the Participant and the Company’s representative, Participant and the Company agree that this RSU is granted under and governed by the terms and

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conditions of the Plan, the Notice and this Agreement. Participant has reviewed the Plan, the Notice and this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and this Agreement. Participant further agrees to notify the Company upon any change in Participant’s residence address.

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AWARD AGREEMENT (RESTRICTED STOCK UNITS) – INTERNATIONAL

APPENDIX A

IMPERVA, INC. 2011 STOCK OPTION AND INCENTIVE PLAN

Special Terms and Conditions for Participants Outside the U.S.

This Appendix includes additional country-specific terms and conditions that apply to Participant’s resident in countries listed below. This Appendix is part of the Agreement and contains terms and conditions material to participation in the Plan. Unless otherwise provided below, capitalized terms used but not defined herein shall have the same meanings assigned to them in the Plan and the Agreement.

This Appendix includes information regarding exchange controls and certain other issues of which Participant should be aware, and is current as of October 2013. Participant acknowledges that local exchange control laws may apply to Participant as a result of the acquisition of Shares, opening of an off-shore bank or brokerage account and acquisition of foreign currency. By accepting the RSUs, Participant agrees to comply with applicable exchange control laws associated with participation in the Plan. Participant further acknowledges that if he or she has any questions regarding his or her responsibilities in this regard, Participant will seek advice from his or her personal legal advisor, at Participant’s own cost, and further agrees that neither the Company, its Parent, any Subsidiary of affiliate or the Employer will be liable for any fines or penalties resulting from Participant’s failure to comply with applicable laws concerning the acquisition and disposition of Shares.

If Participant is a citizen or resident of a country other than the one in which Participant is currently working, transfers employment after the RSUs are granted or is considered resident of another country for local law purposes, the terms and conditions contained herein may not be applicable to Participant, and the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply to Participant.

Argentina

Securities Law Information.

Neither the RSUs nor the underlying Shares are publicly offered or listed on any stock exchange in Argentina. The offer is private and not subject to the supervision of any Argentine governmental authority.

Exchange Control Information.

Provided proceeds from the sale of Shares are held in a U.S. bank or brokerage account for at least 10 days prior to transfer into Argentina, Participant should be able to freely transfer such proceeds into Argentina, although Participant should confirm this with his or her local bank. Please be aware that the Argentine bank handling the transaction may request certain documentation in connection with the request to transfer sale proceeds into Argentina, including evidence of the sale.

Participant is solely responsible for complying with the exchange control rules that may apply in connection with participation in the Plan and/or transfer of proceeds from the sale of Shares acquired under the Plan into Argentina. Prior to transferring sale proceeds into Argentina, Participant should consult his or her local bank and/or exchange control advisor to confirm what will be required by the bank as interpretations of the applicable Central Bank regulations vary by bank and exchange control rules and regulations are subject to change without notice.

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Tax Reporting Information.

If Participant holds Shares as of December 31 of any year, Participant is required to report the holding of the Shares on his or her tax return for the relevant year.

Australia

Securities Law Information.

If Participant acquires Shares pursuant to the RSUs and Participant offers the Shares for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. Participant should obtain legal advice on disclosure obligations prior to making any such offer.

Exchange Control Information.

Exchange control reporting is required for cash transactions exceeding A$10,000 and international fund transfers. The Australian bank assisting with the transaction will file the report.

Brazil

Compliance with Law.

By accepting the RSUs, Participant acknowledges that he or she agrees to comply with applicable Brazilian laws and to pay any and all applicable taxes associated with the vesting of the RSUs and the sale of the Shares acquired pursuant thereto.

Exchange Control Information.

If Participant is a resident or domiciled in Brazil, he or she will be required to submit an annual declaration of assets and rights held outside of Brazil to the Central Bank if the aggregate value of the assets and rights is equal to or greater than US$10,000. Assets and rights that must be reported include Shares.

Canada

Sale of Shares.

Participant acknowledges that he or she is permitted to sell the Shares acquired under the Plan through the designated broker appointed by the Company, provided the sale of the Shares takes place outside of Canada through facilities of a stock exchange on which the Shares are listed.

Termination of Service.

The following provision replaces section 5 of the Agreement:

In the event that Participant’s service terminates (for any reason and whether or not later found to be invalid or in breach of Canadian laws or the terms of the Participant’s employment agreement, if any), all unvested RSUs shall be immediately forfeited without consideration. For purposes of the preceding sentence, Participant’s right to vest in the RSUs will terminate effective as of the date that is the earlier of (i) the date of Participant’s termination, (ii) the date Participant receives notice of termination as an active Employee, Director or Consultant of the Company, or (iii) the date Participant is no longer actively providing service and will not be extended by any notice period (e.g., active service would not include any contractual notice period or any period of “garden leave” or similar period mandated under Canadian laws or the terms of Participant’s employment agreement, if any); the Company shall have the exclusive discretion to determine when Participant is no longer actively providing service for purposes of the RSUs.

Consent to Receive Information in English for Quebec Employees.

Participant acknowledges that it is the express wish of the parties that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be written in English.

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Le participant reconnaît que c’est son souhait exprès d’avoir exigé la rédaction en anglais de cette convention, ainsi que de tous documents exécutés, avis donnés et procédures judiciaries intentées, directement ou indirectement, relativement à ou suite à la présente convention.

Authorization to Release and Transfer Necessary Personal Information for Quebec Employees.

The following provision supplements section 10 of the Agreement:

Participant hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. Participant further authorizes the Company, any Parent, Subsidiary or affiliate and the administrator of the Plan to disclose and discuss the Plan with their advisors. Participant further authorizes the Company and any Parent, Subsidiary or affiliate to record such information and to keep such information in Participant’s Employee file.

Foreign Assets Reporting Information. Participant is required to report to the tax authorities any foreign property (including RSUs and Shares) on form T1135 (Foreign Income Verification Statement) if the total value of the foreign property exceeds C$100,000 at any time in the year. The form must be filed by April 30 of the following year. Participant is advised to consult with his or her personal legal advisor to ensure compliance with applicable reporting obligations.

Colombia

Labor Laws Acknowledgement.

Participant acknowledges that pursuant to Article 128 of the Colombian Labor Code, the Plan and related benefits do not constitute a component of “salary” for any purpose.

Exchange Control Information.

Investments in assets located abroad (including Shares) are subject to registration with the Bank of the Republic if the Participant’s aggregate investments held abroad (as of December 31 of the applicable calendar year) equal or exceed US$500,000. Upon sale or other disposition of investments (including Shares) which have been registered with the Central Bank, the registration with the Central Bank must be cancelled no later than March 31 of the year following the sale or disposition (or a fine of up to 200% of the value of the infringing payment will apply).

Denmark

Labor Law Acknowledgment.

This provision supplements section 8 of the Agreement:

By accepting the RSUs, Participant acknowledges that he or she understands and agrees that the RSUs relates to future services to be performed and is not a bonus or compensation for past services.

Stock Option Act.

Participant acknowledges that he or she received an Employer Statement in Danish which sets forth the terms of the RSUs.

Foreign Bank Account Reporting.

If Participant establishes an account holding Shares or an account holding cash outside Denmark, Participant must report the account to the Danish Tax Administration. The form which should be used in this respect can be obtained from a local bank. (Please note that these obligations are separate from and in addition to the obligations described below.)

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Exchange Control and Tax Reporting Notification.

Participant may hold Shares acquired under the Plan in a safety-deposit account (e.g., a brokerage account) with either a Danish bank or with an approved foreign broker or bank. If the Shares are held with a non-Danish broker or bank, Participant is required to inform the Danish Tax Administration about the safety-deposit account. For this purpose, Participant must file a Declaration V (Erklaering V) with the Danish Tax Administration. Both Participant and the bank/broker must sign the Declaration V. By signing the Declaration V, the bank/broker undertakes an obligation, without further request each year not later than on February 1 of the year following the calendar year to which the information relates, to forward certain information to the Danish Tax Administration concerning the content of the safety-deposit account. In the event that the applicable broker or bank with which the safety-deposit account is held does not wish to, or, pursuant to the laws of the country in question, is not allowed to assume such obligation to report, Participant acknowledges that he or she is solely responsible for providing certain details regarding the foreign brokerage or bank account and any Shares acquired at vesting and held in such account to the Danish Tax Administration as part of Participant’s annual income tax return. By signing the Form V, Participant at the same time authorizes the Danish Tax Administration to examine the account. A sample of the Declaration V can be found at the following website: http://www.skat.dk/getFile.aspx?Id=82915.

In addition, when Participant opens a deposit account or a brokerage account for the purpose of holding cash outside of Denmark, the bank or brokerage account, as applicable, will be treated as a deposit account because cash can be held in the account. Therefore, Participant must also file a Declaration K (Erklaering K) with the Danish Tax Administration. Both Participant and the bank/broker must sign the Declaration K. By signing the Declaration K, the bank/broker undertakes an obligation, without further request each year, not later than on February 1 of the year following the calendar year to which the information relates, to forward certain information to the Danish Tax Administration concerning the content of the deposit account. In the event that the applicable financial institution (broker or bank) with which the account is held, does not wish to, or, pursuant to the laws of the country in question, is not allowed to assume such obligation to report, Participant acknowledges that he or she is solely responsible for providing certain details regarding the foreign brokerage or bank account to the Danish Tax Administration as part of Participants annual income tax return. By signing the Declaration K, Participant at the same time authorizes the Danish Tax Administration to examine the account. A sample of Declaration K can be found at the following website: http://www.skat.dk/getFile.aspx?Id=109434.

France

Consent to Receive Information in English.

By accepting the grant of the RSUs, Participant confirms having read and understood the Plan and the Agreement, which were provided in English language. Participant accepts the terms of those documents accordingly.

En acceptant cette attribution gratuite d’actions, le Participant confirme avoir lu et compris le Plan et ce Contrat, incluant tous leurs termes et conditions, qui ont été transmis en langue anglaise. Le Participant accepte les dispositions de ces documents en connaissance de cause.

Exchange Control Information.

Participant may hold Shares acquired under the Plan outside of France provided that Participant annually declares all foreign bank and stock accounts, whether open, current or closed, together on Participant’s personal income tax return. Participant must also declare to the customs and excise authorities any cash or securities that Participant imports or exports without the use of a financial institution when the value of the cash or securities is equal to or exceeds €10,000.

Germany

Exchange Control Information.

Cross-border payments in excess of €12,500, including any cross-border payments received in connection with the sale of Shares acquired under the Plan or any dividends paid on such Shares, must be reported monthly to

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the German Federal Bank (Bundesbank). For payments made in connection with securities or financial derivatives (including any proceeds from the sale of Shares acquired under the Plan), the report must be made by the 5th day of the month following the month in which the payment was received. Effective from September 2013, the report must be filed electronically. The form of report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de) and is available in both German and English.

Hong Kong

WARNING: The RSUs and any Shares acquired upon vesting do not constitute a public offering of securities under Hong Kong law and are available only to eligible individuals employed or engaged by the Company, its Parent, or its Subsidiaries and affiliates. The Plan, the Agreement, including this Appendix, and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong nor have the documents been reviewed by any regulatory authority in Hong Kong. The RSUs are intended only for the personal use of each Participant and may not be distributed to any other person. Participant is advised to exercise caution in relation to the offer. If Participant is in any doubt about any of the contents of the Plan, the Agreement, including this Appendix, or other incidental communication materials, Participant should obtain independent professional advice.

Settlement.

This provision supplements section 1 of the Agreement:

Notwithstanding anything to the contrary in the Plan, the RSUs do not entitle Participant to receive a cash payment, and will only be settled in Shares. Further, in the event the RSUs vest and Shares are issued within six (6) months of the Date of Grant, Participant agrees not to sell or otherwise dispose of the Shares prior to the six (6) month anniversary of the Date of Grant.

India

Settlement.

The following provision supplements section 1 of the Agreement:

Due to local regulatory requirements, upon the settlement of the RSUs, Participant agrees to the immediate sale of any Shares issued to Participant. Participant further agrees that the Company is authorized to instruct its designated broker to assist with the mandatory sale of such Shares (on Participant’s behalf pursuant to this authorization) and Participant expressly authorizes the Company’s designated broker to complete the sale of such Shares. Participant acknowledges that the Company’s designated broker is under no obligation to arrange for the sale of the Shares at any particular price. Upon the sale of the Shares, the Company agrees to pay to Participant the cash proceeds from the sale of the Shares, less any brokerage fees or commissions, and subject to any obligation to satisfy Tax-Related Items (see below).

Exchange Control Notification.

Participant understands that the RSUs are subject to compliance with the exchange control requirements of the Reserve Bank of India. Participant understands that Participant must repatriate any proceeds from the sale of Shares acquired under the Plan or the receipt of any dividends to India within 90 days of receipt. Participant must obtain a foreign inward remittance certificate (“FIRC”) from the bank where Participant deposits the funds and must maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or the Company or any Parent, Subsidiary or affiliate requests proof of repatriation.

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Tax Obligations.

The following provision replaces section 6 of the Agreement for independent contractors:

If Participant is serving as an independent contractor, not an Employee, he or she acknowledges and agrees to accept all liability for income tax, social insurance, payroll tax, fringe benefits, payment on account or other tax related items arising out of Participant’s participation in the Plan and the acquisition of Shares (“Tax-Related Items”). Participant agrees that the Company and any Parent, Subsidiary or affiliate to which Participant provides services have no obligation to withhold or otherwise satisfy any Tax-Related Items due as a result of Participant’s participation in the Plan and the acquisition of Shares. Participant further acknowledges that the Company and/or any Parent, Subsidiary or affiliate retaining Participant (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the award of Shares, including, but not limited to, the issuance of the Shares, the sale of Shares and the receipt of any dividends or any distributions paid on such Shares; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Shares to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result.

Participant agrees to pay or make adequate arrangements to satisfy all Tax-Related Items. If, notwithstanding this agreement, the Company and/or any Parent, Subsidiary or affiliate are held liable for any Tax-Related Items due on the Shares resulting from a determination that Participant is not an independent contractor or any other reason, Participant agrees to indemnify and hold harmless the Company and any Parent, Subsidiary or affiliate to the extent of any obligation imposed on the Company or any Parent, Subsidiary or affiliate to pay any Tax-Related Items due on the Shares.

Foreign Asset/Account Reporting Information.

Participant is required to declare any foreign bank accounts and any foreign financial assets (including Shares held outside India) in Participant’s annual tax return. Participant is responsible for complying with this reporting obligation and is advised to confer with his or her personal tax advisor in this regard.

Israel

Trust Arrangement.

Participant understands and agrees that the RSUs awarded under the Agreement are awarded subject to and in accordance with the terms and conditions of the Plan, the Appendix A to the Plan for Israel (the “Sub-Plan”), the Trust Agreement (the “Trust Agreement”) between the Company and the Company’s trustee appointed by the Company or its Subsidiary in Israel (the “Trustee”) and the Agreement, or any successor trustee. In the event of any inconsistencies between the Sub-Plan, the Agreement and/or the Plan, the Sub-Plan will govern.

Nature of Grant.

The following provisions supplement section 8 of the Agreement:

The RSUs are intended to qualify for favorable tax treatment in Israel as a “Capital Gain Award” (as defined in the Sub-Plan) subject to the terms and conditions of Section 102(b)(2) of the Income Tax Ordinance (New Version) – 1961 (“Section 102”) (as defined in the Sub-Plan) and the rules promulgated therunder. Notwithstanding the foregoing, by accepting the RSUs, Participant acknowledges that the Company cannot guarantee or represent that the favorable tax treatment under Section 102 will apply to the RSUs.

By accepting the RSUs, Participant: (a) acknowledges receipt of and represents that Participant has read and is familiar with the terms and provisions of Section 102, the Plan, the Sub-Plan, the Trust Agreement and the Agreement; (b) accepts the RSUs subject to all of the terms and conditions of the Agreement, the Plan, the Sub-Plan, the Trust Agreement and Section 102 and the rules promulgated thereunder; and (c) agrees that the RSUs and/or any Shares issued in connection therewith, will be registered for the benefit of Participant in the name of the Trustee as required to qualify under Section 102.

Participant hereby undertakes to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation to the Plan, or any RSUs or Share granted thereunder. Participant agrees to execute any and all documents which the Company or the Trustee may reasonably determine to be necessary in order to comply with Section 102 and the Income Tax Ordinance (New Version) – 1961 (“ITO”).

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Payment.

Notwithstanding the Vesting Schedule set forth on the Notice, if the vesting of the RSUs occurs during the “Holding Period” (as defined in the Sub-Plan), the Shares issued upon the vesting of the RSUs shall be issued to and deposited with the Trustee for the benefit of Participant and shall be held in trust for the Holding Period. After termination of the Holding Period, the Trustee may release the RSUs and any Shares issued with respect thereto under the terms set forth in the Sub-Plan, and in accordance with the terms and conditions of Section 102, the ITO and any approval by the Israeli Tax Authority (“ITA”).

In the event that such vesting occurs after the end of the Holding Period, the Shares issued upon the vesting of the RSUs shall either (i) be deposited with the Trustee, or (ii) be transferred to Participant directly or into a brokerage account in his or her name, provided that Participant first complies with his or her obligations for Tax-Related Items.

In the event that Participant elects to have the Shares transferred to Participant without selling such Shares, Participant shall become liable to pay Tax-Related Items immediately in accordance with the provisions of the ITO. Participant will not be entitled to receive the Shares prior to the full payment of Tax-Related Items and neither the Company not the Trustee shall be required to release any Shares to Participant until all payments required to be made under the ITO have been fully satisfied.

Data Privacy.

The following provision supplements section 10 of the Agreement:

Without derogating from the scope of section 10 of the Agreement, Participant hereby explicitly consents to the transfer of Data between the Company, the Trustee, and/or a designated Plan broker, including any requisite transfer of such Data outside of the Participant’s country and further transfers thereafter as may be required to a broker or other third party.

Electronic Delivery and Acceptance.

The following provision supplements section 15 of the Agreement.

To the extent required pursuant to Israeli tax law and/or by the Trustee, Participant consents and agrees to deliver hard-copy written notices and/or actual copies of any notices or confirmations provided by Participant related to his or her participation in the Plan.

Securities Law Information.

The RSUs are offered in accordance with an exemption from the requirement to publish a prospectus which the Company received from the Israel Securities Authority on January 26, 2012, under Section 15D of the Israeli Securities Law, 1968.

The Shares available under the Plan are registered in the U.S. pursuant to the Form S-8 registration statement which was filed with the U.S. Securities and Exchange Commission on February 21, 2013.

Participant may obtain a copy of the Plan and the Forms S-8, including the documents referenced therein, from the Company’s intranet site located at: https://compass.imperva.com/community/legal/stock_plan_prospectuses. These documents are also available at Participant’s local office.

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Italy

Authorization to Release and Transfer Necessary Personal Information.

The following provision replaces in its entirety section 10 of the Agreement:

Participant understands that the Employer and/or the Company may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social security number (or any other social or national identification number), salary, nationality, job title, number of Shares held and the details of all RSUs or any other entitlement to Shares awarded, cancelled, exercised, vested, unvested or outstanding (the “Data”) for the purpose of implementing, administering and managing Participant’s participation in the Plan. Participant is aware that providing the Company with Participant’s Data is necessary for the performance of the Agreement and that Participant’s refusal to provide such Data would make it impossible for the Company to perform its contractual obligations and may affect Participant’s ability to participate in the Plan.

The Controller of personal data processing is Imperva, Inc., 1194 3400 Bridge Parkway, Suite 200, Redwood Shores, CA 94065, U.S.A., and, pursuant to D.lgs 196/2003, its representative in Italy is Imperva Italy s.r.l., Imperva Italy s.r.l., Via Felice Casati 20, 20124 Milano, Italy. Participant understands that the Data may be transferred to the Company or any of its Parent, Subsidiaries or affiliates, or to any third parties assisting in the implementation, administration and management of the Plan, including any transfer required to a broker or other third party with whom Shares acquired pursuant to the vesting of the RSUs or cash from the sale of such Shares may be deposited. Furthermore, the recipients that may receive, possess, use, retain and transfer such Data for the above mentioned purposes may be located in Italy or elsewhere, including outside of the European Union and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. The processing activity, including the transfer of Participant’s personal data abroad, outside of the European Union, as herein specified and pursuant to applicable laws and regulations, does not require Participant’s consent thereto as the processing is necessary for the performance of contractual obligations related to the implementation, administration and management of the Plan. Participant understands that Data processing relating to the purposes above specified shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data are collected and with confidentiality and security provisions as set forth by applicable laws and regulations, with specific reference to D.lgs. 196/2003.

Participant understands that Data will be held only as long as is required by law or as necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that pursuant to art.7 of D.lgs 196/2003, Participant has the right, including but not limited to, access, delete, update, request the rectification of Participant’s Data and cease, for legitimate reasons, the Data processing. Furthermore, Participant is aware that Participant’s Data will not be used for direct marketing purposes. In addition, the Data provided can be reviewed and questions or complaints can be addressed by contacting a local human resources representative.

Plan Document Acknowledgment.

In accepting the RSUs, Participant acknowledges that Participant has received a copy of the Plan and the Agreement and has reviewed the Plan and the Agreement, including this Appendix, in their entirety and fully understands and accepts all provisions of the Plan and the Agreement, including this Appendix. Participant further acknowledges that Participant has read and specifically and expressly approves the following sections of the Agreement: section 1: Settlement, section 4: No Transfer; section 5: Termination, section 6: Tax Obligations, section 8: Acknowledgement of Nature of the Grant; section 9: No Advice Regarding Grant, section 11: Entire Agreement; Enforcement of Rights, section 12: Compliance with Laws and Regulations; section 13: Governing Law and Venue; Severability, section 14: Electronic Delivery and Acceptance; section 15: Language, section 16: Appendix, section 17: Imposition of Other Requirements and the Data Privacy provisions above.

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Exchange Control Information.

Participant is required to report the following on his or her annual tax return (Form UNICO, Schedule RW) or on a special form if no tax return is required: (1) any transfers of cash or Shares to or from Italy exceeding €10,000, (2) any foreign investments or investments held outside of Italy at the end of the calendar year exceeding €10,000 if such investments (cash or Shares) may result in income taxable in Italy, and (3) the amount of the transfers to and from abroad which have had an impact during the calendar year on Participant’s foreign investments or investments held outside of Italy, to the extent that the overall amount of the transfers exceed €10,000. Under certain circumstances, Participant may be exempt from the requirement under (1) above if the transfer or investment is made through an authorized broker resident in Italy.

Tax on Foreign Financial Assets.

Effective from 2011, a tax on the value of the financial assets held outside of Italy by individuals resident of Italy has been introduced. Such tax is levied at an annual rate of 1.5 per thousand (0.15%) starting from 2013. The taxable amount will be the fair market value of the financial assets (including Shares) assessed at the end of the calendar year.

Japan

Foreign Assets Reporting Information.

Participant is required to report details of any assets held outside of Japan as of December 31 (including Shares acquired under the Plan), to the extent such assets have a total net fair market value exceeding ¥50 million. Such report will be due by March 15 each year. Participant should consult with his or her personal tax advisor to determine if the reporting obligation applies to his or her personal situation.

Korea

Exchange Control Information.

Exchange control laws require Korean residents who realize US$500,000 or more from the sale of Shares or the receipt of dividends in a single transaction to repatriate the sale proceeds back to Korea within eighteen months of the sale/receipt.

Mexico

Acknowledgements.

This provision supplements section 8 of the Agreement:

By accepting the RSUs, Participant acknowledges that he or she has received a copy of the Plan and the Agreement, including this Appendix, which he or she has reviewed. Participant further acknowledges that he or she accepts all the provisions of the Plan and the Agreement, including this Appendix. Participant also acknowledges that he or she has read and specifically and expressly approves the terms and conditions set forth in section 8 of the Agreement, which clearly provide as follows:

1.	Participant’s participation in the Plan does not constitute an acquired right;

2.	The Plan and Participant’s participation in it are offered by the Company on a wholly discretionary basis;

3.	Participant’s participation in the Plan is voluntary; and

4.	The Company and its Subsidiaries are not responsible for any decrease in the value of any Shares acquired upon exercise of the RSUs.

Service Acknowledgement and Policy Statement.

By accepting the RSUs, Participant acknowledges that Imperva, Inc. with registered offices at 3400 Bridge Parkway, Suite 200, Redwood Shores, CA 94065, U.S.A, is solely responsible for the administration of the Plan. Participant further acknowledges that his or her participation in the Plan, the grant of the RSUs and any acquisition of Shares under the Plan do not constitute a service contract and does not guarantee Participant the

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right to continue his or her service with the Company because Participant is participating in the Plan on a wholly commercial basis. Based on the foregoing, Participant expressly acknowledges that the Plan and the benefits that he or she may derive from participation in the Plan do not establish any rights between Participant and the Company, and do not form part of any service contract between the Participant and the Company or any Parent or Subsidiary of the Company, and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of Participant’s service contract.

Participant further understands that his or her participation in the Plan is the result of a unilateral and discretionary decision of the Company and, therefore, the Company reserves the absolute right to amend and/or discontinue Participant’s participation in the Plan at any time, without any liability to Participant.

Finally, Participant hereby declares that he or she does not reserve to him or herself any action or right to bring any claim against the Company for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and that he or she therefore grants a full and broad release to the Company, any Parent or Subsidiaries, affiliates, branches, representation offices, shareholders, officers, agents and legal representatives, with respect to any claim that may arise.

Spanish Translation

Reconocimientos.

Esta disposición suplementa la sección 8 del Contrato:

Al aceptar la las Unidades de Acciones Restringidas, el Partícipe reconoce que ha recibido una copia del Plan y del Contrato, incluyendo este Anexo, que ha sido revisado por el Partícipe. El Partícipe reconoce, además, que acepta todas las disposiciones del Plan y del Contrato, incluyendo este Anexo. El Partícipe también reconoce que ha leído la sección 8 del Contrato y específica y expresamente aprueba los términos y condiciones establecidos en dicha Sección, que claramente establece lo siguiente:

1.	La participación del Partícipe en el Plan no constituye un derecho adquirido;

2.	El Plan y la participación del Partícipe en el Plan se ofrecen por la Compañía de manera totalmente discrecional;

3.	La participación del Partícipe en el Plan es voluntaria; y

4.	La Compañía y sus Subsidiarias no son responsables por cualquier disminución en el valor de las Acciones adquiridas al ejercer las Unidades de Acciones Restringidas.

Reconocimiento de Ley Laboral y Declaración de Política.

Al aceptar las Unidades de Acciones Restringidas, el Partícipe reconoce que Imperva, Inc., con oficinas registradas en 3400 Bridge Parkway, Suite 200, Redwood Shores, CA 94065, EE.UU., es únicamente responsable por la administración del Plan. Además, el Partícipe reconoce que su participación en el Plan, el otorgamiento de las Unidades de Acciones Restringidas y cualquier adquisición de Acciones de conformidad con el Plan no constituyen un contrato de servicios y no garantizan el derecho del Partícipe de continuar prestando sus servicios a la Compañía, ya que el Partícipe está participando en el Plan en sobre una base exclusivamente comercial. Con base en lo anterior, el Partícipe expresamente reconoce que el Plan y los beneficios que le deriven de la participación en el Plan no establecen derecho alguno entre el Partícipe y la Compañía y no forman parte de ningún contrato de servicios Subsidiaria de la Compañía, y cualquier modificación del Plan o su terminación no constituirá un cambio o deterioro de los términos y condiciones del contrato de servicios del Partícipe.

Además, el Partícipe entiende que su participación en el Plan es resultado de una decisión unilateral y discrecional de la Compañía y, por lo tanto, la Compañía se reserva el derecho absoluto de modificar y/o discontinuar la participación del Partícipe en el Plan en cualquier momento, sin responsabilidad alguna para con el Partícipe.

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Finalmente, el Partícipe en este acto manifiesta que no se reserva ninguna acción o derecho para interponer una demanda o reclamación en contra de la Compañía por cualquier compensación o daño o perjuicio en relación con cualquier disposición del Plan o los beneficios derivados del Plan y, en consecuencia, otorga un amplio y total finiquito a la Compañía, cualesquier Matriz o Subsidiarias, afiliadas, sucursales, oficinas de representación, accionistas, directores, funcionarios, agentes y representantes con respecto a cualquier demanda o reclamación que pudiera surgir.

Netherlands

Consent to Comply with Dutch Securities Law.

Participant has been granted RSUs under the Plan, pursuant to which Participant may acquire Shares. Participants who are residents of the Netherlands should be aware of the Dutch Insider trading rules, which may impact the sale of such Shares. In particular, Participant may be prohibited from effecting certain share transactions if Participant has Insider information regarding the Company.

Below is a discussion of the applicable restrictions. Participant is advised to read the discussion carefully to determine whether the Insider rules apply to Participant. If it is uncertain whether the Insider rules apply, the Company recommends that Participant consult with his or her personal legal advisor. Please note that the Company cannot be held liable if Participant violates the Dutch Insider rules. Participant is responsible for ensuring compliance with these rules.

By entering into the Agreement and participating in the Plan, Participant acknowledges having read and understood the notification below and acknowledges that it is his or her own responsibility to comply with the Dutch Insider trading rules, as discussed herein.

Prohibition Against Insider Trading.

Dutch securities laws prohibit Insider trading. Under Article 5:56 of the Dutch Financial Supervision Act, anyone who has “inside information” related to the Company is prohibited from effectuating a transaction in securities in or from the Netherlands. “Inside information” is knowledge of specific information concerning the issuer to which the securities relate that is not public and which, if published, would reasonably be expected to affect the Share price, regardless of the actual effect on the price. The Insider could be any Employee of the Company or its Dutch Subsidiary or affiliate who has inside information as described above.

Given the broad scope of the definition of inside information, certain Employees of the Company working at its Dutch Subsidiary or affiliate may have inside information and thus, would be prohibited from effectuating a transaction in securities in the Netherlands at a time when he or she had such inside information.

Panama

Securities Law Notification.

The RSUs and any Shares which may be issued to Participant upon vesting and settlement are not subject to registration under Panamanian law as they are not intended for the public, but solely for Participant’s benefit.

Poland

Exchange Control Information.

Polish residents holding foreign securities (including Shares) and maintaining accounts abroad must report information to the National Bank of Poland on transactions and balances of the securities and cash deposited in such accounts if the value of such securities and cash (when combined with all other assets held abroad) exceeds a specified threshold (currently PLN7,000,000). If required, the reports are due on a quarterly basis on special forms available on the website of the National Bank of Poland. Further, any transfer of funds in excess of a specified threshold (currently €15,000) must be effected through a bank account in Poland. Participant should maintain evidence of such foreign exchange transactions for five (5) years, in case of a request for their production by the National Bank of Poland.

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Russia

U.S. Transaction.

Participant understands that the grant of the RSUs is a right to receive Shares if certain conditions are met and that the offer is made by the Company in the United States. Upon vesting of the RSUs, any Shares to be issued to Participant shall be delivered to Participant through a brokerage account in the United States.

Exchange Control Information.

Upon the sale of Shares acquired under the Plan, Participant must repatriate the proceeds of the sale back to Russia within a reasonably short time after receipt. Participant may remit proceeds to Participant’s foreign currency account at an authorized bank in Russia or in a foreign bank account opened in accordance with Russian exchange control laws. Participant is encouraged to contact Participant’s personal advisor before remitting Participant’s sale proceeds to Russia.

Securities Law Information.

Participant is not permitted to sell Shares directly to other Russian legal entities or residents.

The grant of the RSUs and the distribution of the Plan and all other materials Participant may receive regarding participation in the Plan do not constitute an offering or the advertising of securities in Russia. The issuance of Shares pursuant to the Plan has not and will not be registered in Russia and, therefore, the Shares may not be used for an offering or public circulation in Russia. In no event will Shares be delivered to Participant in Russia; all Shares acquired under the Plan will be maintained on Participant’s behalf in the United States.

Labor Law Information.

If Participant continues to hold Shares after involuntary Termination, Participant may not be eligible to receive unemployment benefits in Russia.

Singapore

Securities Law Notice.

The RSUs are being granted pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Singapore Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”). The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. Participant should note that such RSU grant is subject to section 257 of the SFA and Participant will not be able to make any subsequent sale in Singapore, or any offer of such subsequent sale of the Shares in Singapore, or any offer of the Shares underlying the RSUs unless such sale or offer in Singapore is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA.

Director Reporting Notice.

If Participant is a director, associate director or shadow director of a Singapore Subsidiary or affiliate of the Company, as the terms are used in the Singapore Companies Act (the “SCA”), Participant agrees to comply with notification requirements under the SCA. Among these requirements is an obligation to notify the Singapore Subsidiary or affiliate in writing when Participant receives an interest (e.g., RSUs, Shares) in the Company or any related companies (including when Participant sells Shares acquired from the RSUs). In addition, Participant must notify the Singapore Subsidiary or affiliate when Participant sells or receives Shares of the Company or any related company (including when Participant sells or receives Shares acquired under the Plan). These notifications must be made within two business days of acquiring or disposing of any interest in the Company or any related company. In addition, a notification must be made of Participant’s interests in the Company or any related company within two business days of becoming a director. Participant should consult with his or her personal legal advisor regarding his or her notification obligations under the SCA.

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Insider Trading Notice.

Participant should be aware of the Singaporean Insider-trading rules, which may impact Participant’s acquisition or disposal of Shares or rights to Shares under the Plan. Under the Singaporean Insider-trading rules, Participant is prohibited from acquiring or selling Shares or rights to Shares (e.g., RSUs under the Plan) when Participant is in possession of information that is not generally available and that Participant knows or should know will have a material effect on the price of Shares once such information is generally available.

South Africa

Tax Obligations.

The following provision supplements section 6 of the Agreement:

If Participant is an Employee, he or she must notify the Employer of the amount of any gain realized upon vesting of the RSUs. If Participant fails to advise the Employer of the gain realized upon vesting, then Participant may be liable for a fine. Participant will be responsible for paying any difference between the actual tax liability and the amount withheld.

Exchange Control Information.

Participant should consult his or her personal advisor prior to the acquisition or sale of Shares under the Plan to ensure compliance with applicable exchange control regulations in South Africa, as such regulations are subject to frequent change. Participant is solely responsible for complying with all exchange control laws in South Africa, and neither the Company nor any Parent or Subsidiary will be liable for any fines or penalties resulting from Participant’s failure to comply with South African exchange control laws.

Spain

No Entitlement for Claims or Compensation.

The following provisions replace section 5 of the Agreement:

By accepting the RSUs, Participant consents to participation in the Plan and acknowledges that Participant has received a copy of the Plan document.

Participant understands and agrees that, as a condition of the grant of the RSUs, if Participant’s service Terminates (for any reason whatsoever, whether or not later to be found invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any), all unvested RSUs shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate and will not be extended by any notice period (e.g., active services would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any). In particular, Participant understands and agrees that any unvested RSUs shall be forfeited without entitlement to the underlying Shares or to any amount as indemnification in the event of a Termination, including, but not limited to: resignation, disciplinary dismissal adjudged to be with Cause, disciplinary dismissal adjudged or recognized to be without Cause, individual or collective layoff on objective grounds, whether adjudged to be with Cause or adjudged or recognized to be without Cause, material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, unilateral withdrawal by the Employer, and under Article 10.3 of Royal Decree 1382/1985. In case of any dispute as to whether Termination has occurred (including whether Participant may still be considered to be providing services while on an approved leave of absence), the Committee shall have sole discretion to determine whether such Termination has occurred and the effective date of such Termination.

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Participant understands that the Company has unilaterally, gratuitously and in its sole discretion decided to grant RSUs under the Plan to individuals who may be Employees, Directors or Consultants throughout the world. The decision is limited and entered into based upon the express assumption and condition that any RSUs will not economically or otherwise bind the Company or any Parent, Subsidiary or affiliate, including the Employer, on an ongoing basis, other than as expressly set forth in the Agreement. Consequently, Participant understands that the RSUs are granted on the assumption and condition that the RSUs shall not become part of any employment contract (whether with the Company or any Parent, Subsidiary or affiliate, including the Employer) and shall not be considered a mandatory benefit, salary for any purpose (including severance compensation) or any other right whatsoever. Furthermore, Participant understands and freely accepts that there is no guarantee that any benefit whatsoever shall arise from the grant of RSUs, which is gratuitous and discretionary, since the future value of the RSUs and the underlying Shares is unknown and unpredictable. Participant also understands that the grant of RSUs would not be made but for the assumptions and conditions set forth hereinabove; thus, Participant understands, acknowledges and freely accepts that, should any or all of the assumptions be mistaken or any of the conditions not be met for any reason, the RSUs and any right to the underlying Shares shall be null and void.

Securities Law Notice.

No “offer of securities to the public”, as defined under Spanish law, has taken place or will take place in the Spanish territory with respect to the RSUs. No public offering prospectus has been nor will be registered with the Comisión Nacional del Mercado de Valores (Spanish Securities Exchange Commission) (“CNMV”). Neither the Plan nor the Agreement constitute a public offering prospectus and they have not been, nor will they be, registered with the CNMV.

Exchange Control Information.

It is Participant’s responsibility to comply with exchange control regulations in Spain. Participant must declare the acquisition of Shares for statistical purposes to the Spanish Direccion General de Comercio e Inversiones (the “DGCI”) of the Ministry of Economy and Competitiveness. In addition, Participant must also file a Form D-6 with the Directorate of Foreign Transaction each January in which the Shares are owned. In addition, the sale of Shares must be declared on Form D-6 filed with the DGCI in January, unless the sale proceeds exceed the applicable threshold (currently €1,502,530), in which case, the filing is due within one month after the sale.

When receiving foreign currency payments in excess of €50,000 derived from the ownership of Shares (e.g., as a result of the sale of the Shares), Participant must inform the financial institution receiving the payment of the basis upon which such payment is made. Participant will likely need to provide the institution with the following information: (i) Participant’s name, address, and fiscal identification number; (ii) the name and corporate domicile of the Company; (iii) the amount of the payment; (iv) the currency used; (v) the country of origin; (vi) the reasons for the payment; and (vii) any additional information that may be required.

Foreign Asset/Account Reporting Information. Effective January 1, 2013, Participant is required to declare electronically to the Bank of Spain any securities accounts (including brokerage accounts held abroad), as well as the Shares held in such accounts if the value of the transactions during the prior tax year or the balances in such accounts as of December 31 of the prior tax year exceed €1,000,000.

Further, effective January 1, 2013, to the extent that Participant holds Shares and/or has bank accounts outside Spain with a value in excess of €50,000 (for each type of asset) as of December 31, Participant will be required to report information on such assets on his or her tax return (tax form 720) for such year. After such Shares and/or accounts are initially reported, the reporting obligation will apply for subsequent years only if the value of any previously-reported Shares or accounts increases by more than €20,000.

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Sweden

No special provisions.

Switzerland

Securities Law Information.

The grant of the RSUs under the Plan is considered a private offering in Switzerland and is, therefore, not subject to registration in Switzerland.

Taiwan

Data Privacy Acknowledgement.

Participant hereby acknowledges that he or she has read and understands the terms regarding collection, processing and transfer of Data contained in Section 10 of the Agreement and by participating in the Plan, Participant agrees to such terms. In this regard, upon request of the Company or the Employer, Participant agrees to provide an executed data privacy consent form to the Employer or the Company (or any other agreements or consents that may be required by the Employer or the Company) that the Company and/or the Employer may deem necessary to obtain under the data privacy laws in Participant’s country, either now or in the future. Participant understands that he or she will not be able to participate in the Plan if he or she fails to execute any such consent or agreement.

Securities Law Information.

The RSUs and the Shares to be issued pursuant to RSUs are available only for employees of the Company and its Parents, Subsidiaries and affiliates. The grant of RSUs is not a public offer of securities by a Taiwanese company.

Exchange Control Information.

Participant may acquire and remit foreign currency (including proceeds from the sale of Shares and any cash dividends) up to US$5,000,000 per year without justification. If the transaction amount is TWD500,000 or more in a single transaction, Participant must submit a Foreign Exchange Transaction Form to the remitting bank. If the transaction amount is US$500,000 or more in a single transaction, Participant may be required to provide additional supporting documentation to the satisfaction of the remitting bank.

Turkey

Securities Law Information.

Participant must sell Shares acquired under the Plan outside Turkey. The Shares are currently traded on the New York Stock Exchange in the U.S. under the ticker symbol “IMPV” and may be sold on this exchange.

United Kingdom

Employees Only.

In the United Kingdom, only Employees are eligible to be granted RSUs pursuant to the following additional terms:

Joint Election.

As a condition of the vesting of the RSUs under the Plan, Participant agrees to accept any liability for secondary Class 1 National Insurance contributions (“Employer NICs”) which may be payable by the Company or the Employer with respect to the vesting of the RSUs or otherwise payable in connection with the issuance of Shares. To accomplish the foregoing, Participant agrees to execute a joint election with the Company and/or the Employer (the “Election”), the form of such Election being formally approved by HM Revenue and Customs

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(“HMRC”), and any other consent or elections required to accomplish the transfer of the Employer NICs to Participant. Participant further agrees to execute such other joint elections as may be required between Participant and any successor to the Company and/or the Employer. Participant agrees to enter into an Election prior to the vesting of the RSUs. Participant further agrees that the Company and/or the Employer may collect the Employer NICs by any of the means set forth in section 6 of the Agreement.

Tax Obligations.

The following supplements section 6 of the Agreement:

Participant shall pay to the Company or the Employer any amount of income tax that the Company or the Employer may be required to account to HMRC with respect to the event giving rise to the income tax (the “Taxable Event”) that cannot be satisfied by the means described in section 6 of the Agreement. If payment or withholding of the income tax due is not made within ninety (90) days of the Taxable Event or such other period as required under U.K. law (the “Due Date”), Participant agrees that the amount of any uncollected income tax shall constitute a loan owed by Participant to the Employer, effective on the Due Date. Participant agrees that the loan will bear interest at the then-current HMRC Official Rate, it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in section 6 of the Agreement. If Participant fails to comply with his or her obligations in connection with the income tax as described in this section, the Company may refuse to deliver the Shares acquired under the Plan.

Notwithstanding the foregoing, if Participant is a Director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), Participant shall not be eligible for a loan from the Company to cover income tax. In the event that Participant is a Director or executive officer and income tax is not collected from or paid by Participant by the Due Date, the amount of any uncollected income tax may constitute a benefit to Participant on which additional income tax and National Insurance contributions (“NICs”) may be payable. Participant will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or the Employer for the value of any employee NICs due on this additional benefit.

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IMPERVA, INC.

2011 STOCK OPTION AND INCENTIVE PLAN

NOTICE OF STOCK BONUS AWARD

Unless otherwise defined herein, the terms defined in the Imperva, Inc. (the “Company”) 2011 Stock Option and Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Stock Bonus Award (the “Notice”).

Name:

Address:

You (“Participant”) have been granted an award of Shares under the Plan subject to the terms and conditions of the Plan, this Notice, and the attached Stock Bonus Award Agreement (the “Stock Bonus Agreement”) to the Plan.

Number of Shares:

Date of Grant:

Vesting Commencement Date:

Expiration Date:	The date on which all the Shares granted hereunder become vested, with earlier expiration upon the Termination Date

Vesting Schedule:	Subject to the limitations set forth in this Notice, the Plan and the Stock Bonus Agreement, the Shares will vest in accordance with the following schedule: [INSERT VESTING SCHEDULE]

You understand that your employment or consulting relationship or service with the Company is for an unspecified duration, can be terminated at any time (i.e., is “at-will”), and that nothing in this Notice, the Stock Bonus Agreement or the Plan changes the at-will nature of that relationship. You acknowledge that the vesting of the Shares pursuant to this Notice is earned only by continuing service as an Employee, Director or Consultant of the Company. You also understand that this Notice is subject to the terms and conditions of both the Stock Bonus Agreement and the Plan, both of which are incorporated herein by reference. You have read both the Stock Bonus Agreement and the Plan.

PARTICIPANT	IMPERVA, INC.

Signature:	By:

Print Name:	Its:

Date:	Date:

IMPERVA, INC.

2011 STOCK OPTION AND INCENTIVE PLAN

STOCK BONUS AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the Imperva, Inc. (the “Company”) 2011 Stock Option and Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Bonus Agreement (the “Agreement”).

Participant has been granted a Stock Bonus Award (“Stock Bonus Award”) subject to the terms, restrictions and conditions of the Plan, the Notice of Stock Bonus Award (the “Notice”) and this Agreement.

18. Issuance. Stock Bonus Awards shall be issued in Shares, and the Company’s transfer agent shall record ownership of such Shares in Participant’s name as soon as reasonably practicable.

19. Stockholder Rights. Participant shall have no right to dividends or to vote Shares until Participant is recorded as the holder of such Shares on the stock records of the Company and its transfer agent.

20. No-Transfer. Unvested Shares, and unvested Stock Bonus Awards, and any interest in either shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of by Participant or any person whose interest derives from Participant’s interest. “Unvested Shares” are Shares that have not yet vested pursuant to the terms of the vesting schedule set forth in the Notice.

21. Termination. Upon Participant’s Termination for any reason, all Unvested Shares shall immediately be forfeited to the Company, and all rights of Participant to such Unvested Shares shall immediately terminate as of Participant’s Termination Date. In case of any dispute as to whether Termination has occurred, the Committee shall have sole discretion to determine whether such Termination has occurred and the effective date of such Termination.

22. U.S. Tax Consequences. Upon vesting of Shares, Participant will include in taxable income the difference between the fair market value of the vesting Shares, as determined on the date of their vesting, and the price paid for the Shares. This will be treated as ordinary income by Participant and will be subject to withholding by the Company when required by applicable law. Before any Shares subject to this Agreement are issued the Company shall withhold a number of Shares with a fair market value (determined on the date the Shares are issued) equal to the minimum amount the Company is required to withhold for income and employment taxes. Upon disposition of the Shares, any subsequent increase or decrease in value will be treated as short-term or long-term capital gain or loss, depending on whether the Shares are held for more than one year from the date of settlement.

23. Acknowledgement. The Company and Participant agree that the Stock Bonus Award is granted under and governed by the Notice, this Agreement and by the provisions of the Plan (incorporated herein by reference). Participant: (a) acknowledges receipt of a copy of the Plan and the Plan prospectus, (b) represents that Participant has carefully read and is familiar with their provisions, and (c) hereby accepts the Stock Bonus Award subject to all of the terms and conditions set forth herein and those set forth in the Plan, this Agreement and the Notice.

24. Entire Agreement; Enforcement of Rights. This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

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25. Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.

26. Governing Law; Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of this Agreement shall be interpreted as if such provision were so excluded, and (c) the balance of this Agreement shall be enforceable in accordance with its terms. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

10. No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser’s service, for any reason, with or without cause.

By the signature on, or electronic acceptance of, the Notice by each of the Participant and the Company’s representative, Participant and the Company agree that this Stock Bonus Award is granted under and governed by the terms and conditions of the Plan, the Notice and this Agreement. Participant has reviewed the Plan, the Notice and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and this Agreement. Participant further agrees to notify the Company upon any change in Participant’s residence address.

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IMPERVA, INC.

2011 STOCK OPTION AND INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK AWARD

Unless otherwise defined herein, the terms defined in the Imperva, Inc. (the “Company”) 2011 Stock Option and Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Restricted Stock Award (the “Notice”).

Name:

Address:

You (“Participant”) have been granted an award of Restricted Shares of Common Stock of Imperva, Inc. (the “Company”) under the Plan subject to the terms and conditions of the Plan, this Notice and the attached Restricted Stock Agreement (the “Restricted Stock Purchase Agreement”).

Total Number of Restricted Shares Awarded:

Fair Market Value per Restricted Share:	$

Total Fair Market Value of Award:	$

Purchase Price per Restricted Share:	$

Total Purchase Price for all Restricted Shares:	$

Date of Grant:

Vesting Commencement Date:

Vesting Schedule: Subject to the limitations set forth in this Notice, the Plan and the Restricted Stock Purchase Agreement, the Restricted Shares will vest and the right of repurchase shall lapse, in whole or in part, in accordance with the following schedule: [INSERT VESTING SCHEDULE]

You understand that your employment or consulting relationship with the Company is for an unspecified duration, can be terminated at any time (i.e., is “at-will”), and that nothing in this Notice, the Restricted Stock Agreement or the Plan changes the at-will nature of that relationship. You acknowledge that the vesting of the Restricted Shares pursuant to this Notice is earned only by continuing service as an Employee, Director or Consultant of the Company. You also understand that this Notice is subject to the terms and conditions of both the Restricted Stock Agreement and the Plan, both of which are incorporated herein by reference. You have read both the Restricted Stock Agreement and the Plan. If the Restricted Stock Purchase Agreement is not executed or accepted electronically by you within thirty (30) days of the Date of Grant above, then this grant shall be void.

RECIPIENT	IMPERVA, INC.

Signature:	By:

Print Name:	Its:

Date:	Date:

IMPERVA, INC.

2011 STOCK OPTION AND INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

THIS RESTRICTED STOCK AGREEMENT (this “Agreement”) is made as of             , 20            by and between Imperva, Inc., a Delaware corporation (the “Company”), and                     (“Participant”) pursuant to the Company’s 2011 Stock Option and Incentive Plan (the “Plan”). Unless otherwise defined herein, the terms defined in the Plan shall have the same meanings in this Agreement.

1. Sale of Stock. Subject to the terms and conditions of this Agreement, on the Purchase Date (as defined below) the Company will issue and sell to Participant, and Participant agrees to purchase from the Company the number of Shares shown on the Notice of Restricted Stock Award (the “Notice”) at a purchase price of $            per Share. The per Share purchase price of the Shares shall be not less than the par value of the Shares as of the date of the offer of such Shares to the Participant. The term “Shares” refers to the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Participant is entitled by reason of Participant’s ownership of the Shares.

2. Time and Place of Purchase. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties, or on such other date as the Company and Participant shall agree (the “Purchase Date”). On the Purchase Date, the Company will issue in Participant’s name a stock certificate representing the Shares to be purchased by Participant against payment of the purchase price therefor by Participant by (a) check made payable to the Company, (b) cancellation of indebtedness of the Company to Participant, (c) Participant’s personal services that the Committee has determined have already been rendered to the Company and have a value not less than aggregate par value of the Shares to be issued Participant, or (d) a combination of the foregoing.

3. Restrictions on Resale. By signing this Agreement, Participant agrees not to sell any Shares acquired pursuant to the Plan and this Agreement at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. This restriction will apply as long as Participant is providing service to the Company or a Subsidiary of the Company.

3.1 Repurchase Right on Termination Other Than for Cause. For the purposes of this Agreement, a “Repurchase Event” shall mean an occurrence of one of the following:

(i) termination of Participant’s service, whether voluntary or involuntary and with or without cause;

(ii) resignation, retirement or death of Participant; or

(iii) any attempted transfer by Participant of the Shares, or any interest therein, in violation of this Agreement.

Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to purchase the Shares of Participant at a price equal to the Purchase Price per Share (the “Repurchase Right”). The Repurchase Right shall lapse in accordance with the vesting schedule set forth in the Notice. For purposes of this Agreement, “Unvested Shares” means Stock pursuant to which the Company’s Repurchase Right has not lapsed.

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3.2 Exercise of Repurchase Right. Unless the Company provides written notice to Participant within 90 days from the date of termination of Participant’s service to the Company that the Company does not intend to exercise its Repurchase Right with respect to some or all of the Unvested Shares, the Repurchase Right shall be deemed automatically exercised by the Company as of the 90th day following such termination, provided that the Company may notify Participant that it is exercising its Repurchase Right as of a date prior to such 90th day. Unless Participant is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Right as to some or all of the Unvested Shares, execution of this Agreement by Participant constitutes written notice to Participant of the Company’s intention to exercise its Repurchase Right with respect to all Unvested Shares to which such Repurchase Right applies at the time of Termination of Participant. The Company, at its choice, may satisfy its payment obligation to Participant with respect to exercise of the Repurchase Right by either (a) delivering a check to Participant in the amount of the purchase price for the Unvested Shares being repurchased, or (b) in the event Participant is indebted to the Company, canceling an amount of such indebtedness equal to the purchase price for the Unvested Shares being repurchased, or (c) by a combination of (a) and (b) so that the combined payment and cancellation of indebtedness equals such purchase price. In the event of any deemed automatic exercise of the Repurchase Right by canceling an amount of such indebtedness equal to the purchase price for the Unvested Shares being repurchased, such cancellation of indebtedness shall be deemed automatically to occur as of the 90th day following termination of Participant’s employment or consulting relationship unless the Company otherwise satisfies its payment obligations. As a result of any repurchase of Unvested Shares pursuant to the Repurchase Right, the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and shall have all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Unvested Shares being repurchased by the Company, without further action by Participant.

3.3 Acceptance of Restrictions. Acceptance of the Shares shall constitute Participant’s agreement to such restrictions and the legending of his or her certificates with respect thereto. Notwithstanding such restrictions, however, so long as Participant is the holder of the Shares, or any portion thereof, he or she shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a stockholder with respect thereto.

3.4 Non-Transferability of Unvested Shares. In addition to any other limitation on transfer created by applicable securities laws or any other agreement between the Company and Participant, Participant may not transfer any Unvested Shares, or any interest therein, unless consented to in writing by a duly authorized representative of the Company. Any purported transfer is void and of no effect, and no purported transferee thereof will be recognized as a holder of the Unvested Shares for any purpose whatsoever. Should such a transfer purport to occur, the Company may refuse to carry out the transfer on its books, set aside the transfer, or exercise any other legal or equitable remedy. In the event the Company consents to a transfer of Unvested Shares, all transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Right. In the event of any purchase by the Company hereunder where the Shares or interest are held by a transferee, the transferee shall be obligated, if requested by the Company, to transfer the Shares or interest to the Participant for consideration equal to the amount to be paid by the Company hereunder. In the event the Repurchase Right is deemed exercised by the Company, the Company may deem any transferee to have transferred the Shares or interest to Participant prior to their purchase by the Company, and payment of the purchase price by the Company to such transferee shall be deemed to satisfy Participant’s obligation to pay such transferee for such Shares or interest, and also to satisfy the Company’s obligation to pay Participant for such Shares or interest.

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3.5 Assignment. The Repurchase Right may be assigned by the Company in whole or in part to any persons or organization.

4. Restrictive Legends and Stop Transfer Orders.

4.1 Legends. The certificate or certificates representing the Shares shall bear the following legend (as well as any legends required by applicable state and federal corporate and securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

4.2 Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

4.3 Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as the owner or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

5. No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Participant’s service, for any reason, with or without cause.

6. Miscellaneous.

6.1 Acknowledgement. The Company and Participant agree that the Restricted Shares are granted under and governed by the Notice, this Agreement and by the provisions of the Plan (incorporated herein by reference). Participant: (a) acknowledges receipt of a copy of the Plan and the Plan prospectus, (b) represents that Participant has carefully read and is familiar with their provisions, and (c) hereby accepts the Restricted Shares subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.

6.2 Entire Agreement; Enforcement of Rights. This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

6.3 Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.

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6.4 Governing Law; Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of this Agreement shall be interpreted as if such provision were so excluded and (c) the balance of this Agreement shall be enforceable in accordance with its terms. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

6.5 Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

6.6 Notices. Any notice to be given under the terms of the Plan shall be addressed to the Company in care of its principal office, and any notice to be given to the Participant shall be addressed to such Participant at the address maintained by the Company for such person or at such other address as the Participant may specify in writing to the Company.

6.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall he deemed an original and all of which together shall constitute one instrument.

6.8 U.S. Tax Consequences. Upon vesting of Shares, Participant will include in taxable income the difference between the fair market value of the vesting Shares, as determined on the date of their vesting, and the price paid for the Shares. This will be treated as ordinary income by Participant and will be subject to withholding by the Company when required by applicable law. In the absence of an Election (defined below), the Company shall withhold a number of vesting Shares with a fair market value (determined on the date of their vesting) equal to the minimum amount the Company is required to withhold for income and employment taxes. If Participant makes an Election, then Participant must, prior to making the Election, pay in cash (or check) to the Company an amount equal to the amount the Company is required to withhold for income and employment taxes.

7. Section 83(b) Election. Participant hereby acknowledges that he or she has been informed that, with respect to the purchase of the Shares, an election may be filed by the Participant with the Internal Revenue Service, within 30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase (the “Election”). Making the Election will result in recognition of taxable income to the Participant on the date of purchase, measured by the excess, if any, of the Fair Market Value of the Shares over the purchase price for the Shares. Absent such an Election, taxable income will be measured and recognized by Participant at the time or times on which the Company’s Repurchase Right lapses. Participant is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election. PARTICIPANT ACKNOWLEDGES THAT IT IS SOLELY PARTICIPANT’S RESPONSIBILITY, AND NOT THE COMPANY’S RESPONSIBILITY, TO TIMELY FILE THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF PARTICIPANT REQUESTS THE COMPANY, OR ITS REPRESENTATIVE, TO MAKE THIS FILING ON PARTICIPANT’S BEHALF.

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The parties have executed or electronically accepted this Agreement as of the date first set forth above.

IMPERVA, INC.

By:

Its:

RECIPIENT:

Signature

Please Print Name

5

RECEIPT

Imperva, Inc. hereby acknowledges receipt of (check as applicable):

☐  A check in the amount of $

☐  The cancellation of indebtedness in the amount of $

given by                 as consideration for Certificate No. -            for             shares of Common Stock of Imperva, Inc.

Dated:

IMPERVA, INC.

By:

Its:

RECEIPT AND CONSENT

The undersigned Participant hereby acknowledges receipt of a photocopy of Certificate No. -            for             shares of Common Stock of Imperva, Inc. (the “Company”)

The undersigned further acknowledges that the Secretary of the Company, or his or her designee, is acting as escrow holder pursuant to the Restricted Stock Agreement that Participant has previously entered into with the Company. As escrow holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned certificate issued in the undersigned’s name. To facilitate any transfer of Shares to the Company pursuant to the Restricted Stock Agreement, Participant has executed the attached Assignment Separate from Certificate.

Dated: , 20

Signature:

Please Print Name:

STOCK POWER AND ASSIGNMENT

SEPARATE FROM STOCK CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Agreement dated as of             ,             , [COMPLETE AT THE TIME OF PURCHASE] (the “Agreement”), the undersigned Participant hereby sells, assigns and transfers unto             ,             shares of the Common Stock $0.0001, par value per share, of Imperva, Inc., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s).             [COMPLETE AT THE TIME OF PURCHASE] delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:             ,

PARTICIPANT

(Signature)

(Please Print Name)

Instructions to Participant: Please do not fill in any blanks other than the signature line. The purpose of this document is to enable the Company and/or its assignee(s) to acquire the shares upon exercise of its “Repurchase Right” set forth in the Agreement without requiring additional action by the Participant.

IMPERVA, INC.

2011 STOCK OPTION AND INCENTIVE PLAN

NOTICE OF PERFORMANCE SHARES AWARD

Unless otherwise defined herein, the terms defined in the Imperva, Inc. (the “Company”) 2011 Stock Option and Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Performance Shares Award (the “Notice”).

Name:

Address:

You	(“Participant”) have been granted an award of Performance Shares under the Plan subject to the terms and conditions of the Plan, this Notice and the attached Performance Shares Award Agreement (hereinafter “Performance Shares Agreement”).

Number of Shares:

Date of Grant:

Vesting Commencement Date:

Expiration Date:	The date on which all the Shares granted hereunder become vested, with earlier expiration upon the Termination Date

Vesting Schedule:	Subject to the limitations set forth in this Notice, the Plan and the Performance Shares Agreement, the Shares will vest in accordance with the following schedule: [INSERT VESTING SCHEDULE]

You understand that your employment or consulting relationship or service with the Company is for an unspecified duration, can be terminated at any time (i.e., is “at-will”), and that nothing in this Notice, the Performance Shares Agreement or the Plan changes the at-will nature of that relationship. You acknowledge that the vesting pursuant to this Notice is earned only upon the applicable certification of attainment of the requisite Performance Factors enumerated above while still in service as an Employee, Director or Consultant of the Company. You also understand that this Notice is subject to the terms and conditions of both the Performance Shares Award Agreement and the Plan, both of which are incorporated herein by reference. You also have read both the Performance Shares Agreement and the Plan.

PARTICIPANT	IMPERVA, INC.

Signature:	By:

Print Name:	Its:

Date:	Date:

IMPERVA, INC.

2011 STOCK OPTION AND INCENTIVE PLAN

PERFORMANCE SHARES AGREEMENT

Unless otherwise defined herein, the terms defined in the Imperva, Inc. (the “Company”) 2011 Stock Option and Incentive Plan (the “Plan”) shall have the same defined meanings in this Performance Shares Agreement (the “Agreement”).

Participant has been granted a Performance Shares Award (“Performance Shares Award”) subject to the terms, restrictions and conditions of the Plan, the Notice of Performance Shares Award (“Notice”) and this Agreement.

1. Settlement. Performance Shares shall be settled in Shares and the Company’s transfer agent shall record ownership of such Shares in Participant’s name as soon as reasonably practicable after achievement of the Performance Factors enumerated in the Notice.

2. Stockholder Rights. Participant shall have no right to dividends or to vote Shares until Participant is recorded as the holder of such Shares on the stock records of the Company and its transfer agent.

3. No-Transfer. Participant’s interest in this Performance Shares Award shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of.

4. Termination. Upon Participant’s Termination for any reason, all of Participant’s rights under the Plan, this Agreement and the Notice in respect of this Award shall immediately terminate. In case of any dispute as to whether Termination has occurred, the Committee shall have sole discretion to determine whether such Termination has occurred and the effective date of such Termination.

5. U.S. Tax Consequences. Participant acknowledges that there will be tax consequences upon issuance of the Shares, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to such settlement or disposition. Upon vesting of the Shares, Participant will include in income the fair market value of the Shares. The included amount will be treated as ordinary income by Participant and will be subject to withholding by the Company when required by applicable law. Before any Shares subject to this Agreement are issued the Company shall withhold a number of Shares with a fair market value (determined on the date the Shares are issued) equal to the minimum amount the Company is required to withhold for income and employment taxes. Upon disposition of the Shares, any subsequent increase or decrease in value will be treated as short-term or long-term capital gain or loss, depending on whether the Shares are held for more than one year from the date of issuance.

6. Acknowledgement. The Company and Participant agree that the Performance Shares Award is granted under and governed by the Notice, this Agreement and by the provisions of the Plan (incorporated herein by reference). Participant: (a) acknowledges receipt of a copy of the Plan and the Plan prospectus, (b) represents that Participant has carefully read and is familiar with their provisions, and (c) hereby accepts the Performance Shares Award subject to all of the terms and conditions set forth herein and those set forth in the Plan, this Agreement and the Notice.

7. Entire Agreement; Enforcement of Rights. This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

8. Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.

9. Governing Law; Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of this Agreement shall be interpreted as if such provision were so excluded and (c) the balance of this Agreement shall be enforceable in accordance with its terms. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

10. No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser’s service, for any reason, with or without cause.

By the signature on, or electronic acceptance of, the Notice by each of the Participant and the Company’s representative, Participant and the Company agree that this Performance Shares Award is granted under and governed by the terms and conditions of the Plan, the Notice and this Agreement. Participant has reviewed the Plan, the Notice and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and this Agreement. Participant further agrees to notify the Company upon any change in Participant’s residence address.

IMPERVA, INC.

2011 STOCK OPTION AND INCENTIVE PLAN

NOTICE OF STOCK APPRECIATION RIGHT AWARD

Unless otherwise defined herein, the terms defined in the Imperva, Inc. (the “Company”) 2011 Stock Option and Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Stock Appreciation Right Award (the “Notice”).

Name:

Address:

You (“Participant”) have been granted an award of Stock Appreciation Rights (“SARs”) of the Company under the Plan subject to the terms and conditions of the Plan, this Notice and the Stock Appreciation Right Award Agreement (the “SAR Agreement”).

Date of Grant:

Vesting Commencement Date:

Fair Market Value on Date of Grant:

Total Number of Shares:

Expiration Date:

Post-Termination Exercise Period:	Termination for Cause = None
Voluntary Termination = 3 Months
Termination without Cause = 3 Months
Disability = 12 Months
Death = 12 Months

Vesting Schedule:	Subject to the limitations set forth in this Notice, the Plan and the Stock Appreciation Right Agreement, the SAR will vest and may be exercised, in whole or in part, in accordance with the following schedule: [INSERT VESTING SCHEDULE]

You understand that your employment or consulting relationship or service with the Company is for an unspecified duration, can be terminated at any time (i.e., is “at-will”), and that nothing in this Notice, the SAR Agreement or the Plan changes the at-will nature of that relationship. You acknowledge that the vesting of the SARs pursuant to this Notice is earned only by continuing service as an Employee, Director or Consultant of the Company. You also understand that this Notice is subject to the terms and conditions of both the SAR Agreement and the Plan, both of which are incorporated herein by reference. You have read both the SAR Agreement and the Plan.

PARTICIPANT	IMPERVA, INC.

Signature:	By:

Print Name:	Its:

Date:	Date:

IMPERVA, INC.

2011 STOCK OPTION AND INCENTIVE PLAN

STOCK APPRECIATION RIGHT AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the Imperva, Inc. (the “Company”) 2011 Stock Option and Incentive Plan (the “Plan”) shall have the same meanings in this Stock Appreciation Right Award Agreement (the “Agreement”).

Participant has been granted Stock Appreciation Rights (“SARs”), subject to the terms and conditions of the Plan, the Notice of Stock Appreciation Right Award (the “Notice”) and this Agreement.

1. Vesting Rights. Subject to the applicable provisions of the Plan and this Agreement, this SAR may be exercised, in whole or in part, in accordance with the schedule set forth in the Notice.

2.	Termination Period.

(a) General Rule. Except as provided below, and subject to the Plan, this SAR may be exercised for 3 months after Participant’s Termination. In no event shall this SAR be exercised later than the Expiration Date set forth in the Notice.

(b) Death; Disability. Unless provided otherwise in the Notice, upon Participant’s Termination by reason of his or her Disability or death, or if a Participant dies within three months of the Termination Date, this SAR may be exercised for twelve months, provided that in no event shall this SAR be exercised later than the Expiration Date set forth in the Notice.

(c) Cause. Upon Participant’s Termination for Cause, the SAR shall expire on such date of Participant’s Termination Date.

3. Grant of SAR. The Participant named in the Notice has been granted a SAR for the number of Shares set forth in the Notice at the fair market value set forth in the Notice. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail.

4.	Exercise of SAR.

(a) Right to Exercise. This SAR is exercisable during its term in accordance with the Vesting Schedule set forth in the Notice and the applicable provisions of the Plan and this Agreement. In the event of Participant’s death, Disability, Termination for Cause or other Termination, the exercisability of the SAR is governed by the applicable provisions of the Plan, the Notice and this Agreement.

(b) Method of Exercise. This SAR is exercisable by delivery of an exercise notice (the “Exercise Notice”), which shall state the election to exercise the SAR, the number of SARS to be exercised (the “Exercised SARs”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be delivered in person, by mail, via electronic mail or facsimile or by other authorized method to the Secretary of the Company or other person designated by the Company. This SAR shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice.

(c) No Shares shall be issued pursuant to the exercise of this SAR unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Participant on the date the SAR is exercised with respect to such Exercised Shares.

5. Non-Transferability of SAR. This SAR may not be transferred in any manner other than by will or by the laws of descent or distribution or court order and may be exercised during the lifetime of Participant only by the Participant unless otherwise permitted by the Committee on a case-by-case basis. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

6. Term of SAR. This SAR shall in any event expire on the expiration date set forth in the Notice, which date is 10 years after the Date of Grant.

7. U.S. Tax Consequences. For Participants subject to U.S. income tax, some of the federal tax consequences relating to this SAR, as of the date of this SAR, are set forth below. All other Participants should consult a tax advisor for tax consequences relating to this SAR in their respective jurisdiction. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS SAR. The Participant will incur federal ordinary income tax liability upon exercise of the SAR. The Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their Fair Market Value on the date of grant. If the Participant is an Employee or a former Employee, the Company will be required to withhold from his or her compensation an amount equal to the minimum amount the Company is required to withhold for income and employment taxes or collect from Participant and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise. If the Participant holds the Shares received upon exercise of the SAR for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

8. Acknowledgement. The Company and Participant agree that the SAR is granted under and governed by the Notice, this Agreement and the provisions of the Plan (incorporated herein by reference). Participant: (a) acknowledges receipt of a copy of the Plan and the Plan prospectus, (b) represents that Participant has carefully read and is familiar with their provisions, and (c) hereby accepts the SAR subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.

9. Entire Agreement; Enforcement of Rights. This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

10. Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.

11. Governing Law; Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

12. No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Participant’s service, for any reason, with or without cause.

By the signature on, or electronic acceptance of, the Notice by each of the Participant and the Company’s representative, Participant and the Company agree that this SAR is granted under and governed by the terms and conditions of the Plan, the Notice and this Agreement. Participant has reviewed the Plan, the Notice and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing or electronically accepting the Notice, and fully understands all provisions of the Plan, the Notice and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and the Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated on the Notice.

IMPERVA, INC.

2011 STOCK OPTION AND INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK UNIT AWARD

Unless otherwise defined herein, the terms defined in the Imperva, Inc. (the “Company”) 2011 Stock Option and Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Restricted Stock Unit Award (the “Notice”).

Name:

Address:

You (“Participant”) have been granted an award of Restricted Stock Units (“RSUs”) under the Plan subject to the terms and conditions of the Plan, this Notice and the attached Award Agreement (Restricted Stock Units), including any country-specific terms and conditions contained in the attached Appendix (together, the “Agreement”).

Number of RSUs:

Date of Grant:

Vesting Commencement Date:

Expiration Date:	The date on which settlement of all RSUs granted hereunder occurs, with earlier expiration upon the Termination Date.

Vesting Schedule:	Subject to the limitations set forth in this Notice, the Plan and the Agreement, the RSUs will vest in accordance with the following schedule: 25% of Eligible Shares (as defined in Appendix A attached hereto) shall vest when the Participant completes twelve months of continuous service after the Vesting Commencement Date and 6.25% of such shares shall vest when the Participant completes each three month period of continuous service thereafter; provided that no RSU shall vest unless an Acquisition (as defined in Appendix A) is not consummated by June 30, 2014, provided further that no RSUs shall settle earlier than the RSU Determination Date (as defined in Appendix A); it being understood that with respect to the service-based component of vesting, there shall be no separate requirement of continued service through the RSU Determination Date.

You acknowledge that the vesting of the RSUs pursuant to this Notice is earned only by continuing service as an active Employee, Director or Consultant of the Company through the date of such vesting and except as otherwise provided in this Agreement. No portion of the RSUs will become vested after Participant’s Termination; provided that, if Participant’s Termination occurs prior to the RSU Determination Date, the portion of the RSUs that are vested at the time of Participant’s Termination will not settle until following the occurrence of the RSU Determination Date, in accordance with the terms and the conditions hereof. You also understand that this Notice is subject to the terms and conditions of both the Agreement and the Plan, both of which are incorporated herein by reference. By signing below or electronically accepting the Agreement, you confirm you have read and agreed to the terms and conditions of this Notice, the Agreement and the Plan.

PARTICIPANT	IMPERVA, INC.

Signature:	By:

Print Name:	Its:

Date:	Date:

IMPERVA, INC.

2011 STOCK OPTION AND INCENTIVE PLAN

AWARD AGREEMENT (RESTRICTED STOCK UNITS)

Unless otherwise defined herein, the terms defined in the Imperva, Inc. (the “Company”) 2011 Stock Option and Incentive Plan (the “Plan”) shall have the same defined meanings in this Award Agreement (Restricted Stock Units), including any country-specific terms and conditions contained in the attached Appendix (together, the “Agreement”).

Participant has been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions and conditions of the Plan, the Notice of Restricted Stock Unit Award (the “Notice”) and this Agreement.

1. Settlement. Subject to Appendix A, settlement of RSUs shall be made within 7 days following the later of (a) the RSU Determination Date; and (b) the applicable date of vesting under the vesting schedule set forth in the Notice. Settlement of RSUs shall be in Shares.

2. No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right to dividends or to vote such Shares.

3. Dividend Equivalents. Dividends, if any (whether in cash or Shares), shall not be credited to Participant until he or she has acquired Shares in the Company through settlement of RSUs.

4. No Transfer. The RSUs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of.

5. Termination. If Participant’s Termination (for any reason whatsoever, whether or not later to be found invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any, but without prejudice to the Participant’s right to claim damages for such Participant’s Termination), all unvested RSUs shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate and will not be extended by any notice period (e.g., active services would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any) unless during such notice period Participant has actively continued to provide services to the Company. In case of any dispute as to whether Termination has occurred (including whether Participant may still be considered to be providing services while on an approved leave of absence), the Committee shall have sole discretion to determine whether such Termination has occurred and the effective date of such Termination.

6. Tax Obligations. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”) the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Participant further acknowledges that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant, vesting or settlement of the RSUs, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends and/or any dividend equivalents; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

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Prior to any relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

(i) withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Employer; or

(ii) withholding from proceeds of the sale of Shares acquired upon vesting/settlement of the RSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization); or

(iii) withholding in Shares to be issued upon settlement of the RSUs, provided, however that if Participant is a Section 16 officer of the Company under the Exchange Act, then the Committee shall establish the method of withholding from alternatives (i)-(iii) herein and, if the Committee does not exercise its discretion prior to the Tax-Related Items withholding event, then Participant shall be entitled to elect the method of withholding from the alternatives above.

Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case Participant will receive a refund of any over-withheld amount in cash and will have no entitlement to the Common Stock equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested RSUs, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

Finally, Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if Participant fails to comply with Participant’s obligations in connection with the Tax-Related Items.

7. U.S. Tax Consequences. If Participant is a U.S. taxpayer, Participant acknowledges that there will be tax consequences upon the vesting and/or settlement of the RSUs or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to such vesting, settlement or disposition. Upon vesting of the RSUs, the Fair Market Value of the Shares subject to the RSUs is subject to payroll taxes (e.g., FICA), and when the Shares are released following vesting, the Fair Market Value of the Shares is subject to U.S. federal, state and local income taxes. Upon disposition of the Shares, any subsequent increase or decrease in value will be treated as short-term or long-term capital gain or loss, depending on whether the Shares are held for more than 12 months from the date of settlement. Further, an RSU may be considered a deferral of compensation that may be subject to Section 409A of the Code. Section 409A of the Code imposes special rules to the timing of making and effecting certain amendments of this RSU with respect to distribution of any deferred compensation. You should consult your personal tax advisor for more information on the actual and potential tax consequences of this RSU.

8. Acknowledgement of Nature of the Grant. The Company and Participant agree that the RSUs are granted under and governed by the Notice, this Agreement and the provisions of the Plan. Participant acknowledges receipt of a copy of the Plan and the Plan prospectus, represents that Participant has carefully read and is familiar with their provisions, and hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice. Participant further acknowledges, understands and agrees that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan, provided that any such modification, amendment, suspension or termination may not, without the written consent of a Participant, impair any of such Participant’s rights under any RSUs previously granted;

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(b) the grant of the RSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of RSUs, or benefits in lieu of RSUs, even if RSUs have been granted in the past;

(c) all decisions with respect to future RSUs or other grants, if any, will be at the sole discretion of the Company;

(d) the RSU grant and Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment or services contract with the Company, the Employer, its Parent, Subsidiary or affiliate of the Company and shall not interfere with the ability of the Company, the Employer, its Parent, Subsidiary or affiliate of the Company, as applicable, to terminate Participant’s employment or service relationship (if any) for any reason;

(e) Participant is voluntarily participating in the Plan;

(f) the RSUs and the Shares subject to the RSUs are not intended to replace any pension rights or compensation;

(g) the RSUs and the Shares subject to the RSUs, and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(h) the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

(i) no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from Participant’s Termination (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any), and in consideration of the grant of the RSUs to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company, its Parent, any of its Subsidiaries, affiliates or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company, its Parent, Subsidiaries and affiliates and the Employer from any such claim (which release, for the avoidance of doubt, will not extend to (a) any of Participant’s rights to receive consideration pursuant to the terms of an Acquisition or Corporate Transaction in Participant’s capacity as a holder of capital stock of the Company, or (b) impair Participant’s ability to receive any capital stock of the Company upon settlement of the RSUs, or prohibit participant from making a claim related to or arising out of the foregoing (a) and (b)); if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(j) unless otherwise provided in the Plan or by the Company in its discretion, the RSUs and the benefits evidenced by this Agreement do not create any entitlement to have any unvested RSUs or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any Corporate Transaction affecting the Shares of the Company (for the avoidance of any doubt, any RSUs which are vested (due to the lapsing of time-based vesting conditions) at the time of a Corporate Transaction affecting the Shares of the Company shall be assumed or be exchanged for cash at such time, or provision for be made for the assumption or cashout thereof following the RSU Determination Date); and

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(k) the following provisions apply only if Participant is providing services outside the United States:

(i) the RSUs and the Shares subject to the RSUs are not part of normal or expected compensation or salary for any purpose;

(ii) Participant acknowledges and agrees that neither the Company, the Employer, its Parent, nor any Subsidiary or affiliate of the Company shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the RSUs or of any amounts due to Participant pursuant to the settlement of the RSUs or the subsequent sale of any Shares of acquired upon settlement.

9. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

10. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Agreement and any other RSU grant materials by and among, as applicable, the Employer, the Company, its Parent, Subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares of stock or directorships held in the Company, details of all RSUs or any other entitlement to Shares awarded, canceled, vested, unvested or outstanding in Participant’s favor(“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data will be transferred to a designated Plan broker or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company, its designated Plan broker, and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, Participant’s employment status and/or

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career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant RSUs or other Awards or administer or maintain such Awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

11. Entire Agreement; Enforcement of Rights. This Agreement, the Plan, the Notice, and the Share Exchange Agreement (as defined in Appendix hereto) constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Participant or any other Plan participant.

12. Compliance with Laws and Regulations. Notwithstanding any other provision of the Plan or this Agreement, unless there is an available exemption from any registration, qualification or other legal requirement applicable to the Shares, the Company shall not be required to deliver any Shares issuable upon settlement of the RSU prior to the completion of any registration or qualification of the Shares under any local, state, federal or foreign securities or exchange control law or under rulings or regulations of the U.S. SEC or of any other governmental regulatory body, or prior to obtaining any approval or other clearance from any local, state, federal or foreign governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC or any state or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Further, Participant agrees that the Company shall have unilateral authority to amend the Plan and the Agreement without Participant’s consent to the extent necessary to comply with securities or other laws applicable to issuance of Shares.

13. Governing Law and Venue; Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of this Agreement shall be interpreted as if such provision were so excluded and (c) the balance of this Agreement shall be enforceable in accordance with its terms. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware without reference to such state’s principles of conflicts of law. Participant hereby acknowledges and agrees that any dispute with regard to or arising under this Agreement, including, for the avoidance of doubt, the calculation of the number of “Eligible Shares” (and any other condition relating to the “Acquisition” under Appendix A) shall be resolved by arbitration in accordance with Section 10.10(a) of the Share Exchange Agreement (as defined below), with the actions and agreements of the Sellers’ Representative with respect thereto (including whether to pursue or settle such claim) binding on the Participant, mutatis mutandis. Subject to the foregoing agreement to arbitrate, the parties hereto hereby irrevocably submit to the exclusive jurisdiction of the state courts of the State of California located within the County of San Mateo in the State of California and the Federal courts of the United States of America located within the Northern District of California in respect of the interpretation and enforcement of the provisions of this Agreement and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or thereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that it is inconvenient (forum non conveniens) or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a California State or Federal court. The parties

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hereto hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute. With respect to any particular action, suit or proceeding, venue shall lie solely in the County of San Mateo, California with respect to state court matters or in the Northern District of California with respect to Federal court matters.

14. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

15. Language. If Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

16. Appendices. Notwithstanding any provisions in this Agreement, the RSU grant shall be subject to any special terms and conditions set forth in any Appendix to this Agreement for Participant’s country. Moreover, if Participant relocates to one of the countries included in any Appendix, the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Any Appendix attached hereto constitutes part of this Agreement.

17. Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the RSUs and on any Shares acquired under the Plan, to the extent the Company reasonably determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

By the signature on, or electronic acceptance of, the Notice by each of the Participant and the Company’s representative, Participant and the Company agree that this RSU is granted under and governed by the terms and conditions of the Plan, the Notice and this Agreement. Participant has reviewed the Plan, the Notice and this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and this Agreement. Participant further agrees to notify the Company upon any change in Participant’s residence address.

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AWARD AGREEMENT (RESTRICTED STOCK UNITS)

APPENDIX A

IMPERVA, INC. 2011 STOCK OPTION AND INCENTIVE PLAN

RSU Terms of Vesting and Settlement

All capitalized terms used in this Appendix but not defined in this Appendix shall have the definitions ascribed to such terms in the Share Exchange Agreement and the Plan (each as defined herein). As used in this Agreement, the following terms shall have the following meanings:

(a) “2014 Revenue Amount” means the sum of (i) the revenue (determined in accordance with GAAP) actually recognized by the Company, on a consolidated basis with the Israeli Subsidiary, during the twelve (12) month period ending December 31, 2014; and (ii) the revenue (determined in accordance with GAAP) actually recognized by Buyer, on a consolidated basis with the its direct or indirect subsidiaries (other than the Company and the Israeli Subsidiary), during the twelve (12) month period ending December 31, 2014, from the sale, license or other transaction or disposition of any Company Products and/or Company Intellectual Property and/or any products, services or Intellectual Property to the extent evidenced by or embodied in and/or related to Company Intellectual Property created by or on behalf of such Persons before or after the Closing (as defined in the Share Exchange Agreement), including managed services to the extent that they relate to Company Products and/or Company Intellectual Property, and including, without limitation, any enhancements, modifications and derivatives thereof (in each case, net of any refunds and/or returns or related reversals in revenue). Notwithstanding anything in the foregoing to the contrary, 2014 Revenue Amount shall not include any intercompany revenues resulting from sales between or among any of the Buyer, the Company, and the Israeli Subsidiary during the time periods indicated nor shall it include any revenue actually recognized or derived in connection with the sale, license or other transaction or disposition of any Buyer or other product that do not incorporate or are not based on any Company Intellectual Property, irrespective of whether it is bundled or otherwise sold with Company Products or products based on Company Intellectual Property.

(b) “Acquisition” means the consummation of the Share Exchange in accordance with and subject to the terms and conditions of the Share Exchange Agreement.

(c) “Actual 2014 Revenue Amount” means the 2014 Revenue Amount as finally determined pursuant to the procedure set forth Section 1.8 of the Share Exchange Agreement, mutatis mutandis (which, for purposes hereof, shall be read to replace all references to “2013” with “2014”).

(d) “Actual Aggregate (Gross) RSU Amount” means the number of RSUs obtained by dividing (i) the Actual Aggregate (Gross) RSU Value by (ii) the Collared Buyer Stock Price Per Share (RSU Determination Date).

(e) “Actual Aggregate (Gross) RSU Value” means (i) the dollar ($) amount obtained by multiplying (i) the Actual 2014 Revenue Amount by (ii) eight (8) less (ii) Buyer Loan Amount.

(f) “Actual Aggregate (Net) RSU Amount” means the number of RSUs obtained by dividing (i) the Actual Aggregate (Net) RSU Value by (ii) the Collared Buyer Stock Price Per Share (RSU Determination Date).

(g) “Actual Aggregate (Net) RSU Value” means the dollar ($) amount obtained by subtracting (i) the lesser of (a) the Actual Indemnity Excess Claims Value and (b) the Actual RSU Indemnity Value, from (ii) the RSU Holder Portion of the Actual Aggregate (Gross) RSU Value; provided that for the avoidance of doubt that there shall not be a duplication of recovery of Indemnifiable Damages by Buyer hereunder and under the Share Exchange Agreement.

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(h) “Actual Aggregate Seller and Optionholder Consideration Value” means the dollar ($) amount that is the sum of (i) the Transaction Expenses and (ii) the amount obtained by multiplying (a) the number of shares of Buyer Common Stock obtained by adding (i) the Actual Aggregate Seller Amount (less the portion of the Actual Aggregate Seller Amount attributable to non-employee Sellers) and (ii) the aggregate number of shares of Buyer Common Stock issuable upon exercise of all Company Options assumed by Buyer (after the determination of the Actual Equity Exchange Ratio) pursuant to Section 1.2(b) of the Share Exchange Agreement) by (b) the Buyer Stock Price Per Share.

(i) “Actual Eligible RSU Percentage” means the quotient obtained by dividing (i) the Actual Aggregate (Net) RSU Amount by (ii) the RSU Holder Portion of Maximum Estimated Aggregate RSU Amount, not to exceed 100%.

(j) “Actual Indemnity Claims Value” means the sum of (i) any Indemnifiable Damages actually recovered by any Indemnified Person(s) pursuant (and subject to the terms, conditions and limitations) set forth in ARTICLE 9 of the Share Exchange Agreement, if any (with shares of Buyer Common Stock valued at the Buyer Stock Price Per Share (as defined in the Share Exchange Agreement), and (ii) the Pending Claims Value.

(k) “Actual Indemnity Excess Claim Value” means the greater of (i) zero (0) and (ii) the dollar ($) amount obtained by subtracting (a) the dollar ($) amount obtained by multiplying (1) the Indemnity Holdback Amount by (2) the Buyer Stock Price Per Share, from (b) the Actual Indemnity Claims Value.

(l) “Actual RSU Indemnity Amount” means the number of RSUs obtained by multiplying (i) the RSU Holder Portion of the Actual Aggregate (Gross) RSU Amount by (ii) the Indemnity Holdback Percentage.

(m) “Actual RSU Indemnity Value” means the sum of (i) the dollar ($) amount obtained by multiplying (x) the Actual RSU Indemnity Amount by (y) the Collared Buyer Stock Price Per Share (RSU Determination Date), plus (ii) any portion of the Actual Indemnity Claims Value that is attributable to breach of Fundamental Claims to the extent such amount plus the amount of item (i) of this definition (if any) exceeds the Indemnity Holdback Amount (without duplication), provided, however, that any such excess amount shall be forfeited from the PRSUs granted hereunder on a pro rata share amongst the Participants and in any event up to each Participant’s pro rata share of the RSU Holder Portion of Maximum Estimated Aggregate RSU Value.”

(n) “Agreement Date” has the meaning set forth in the Share Exchange Agreement.

(o) “Buyer” means Imperva, Inc., a Delaware corporation.

(p) “Buyer Stock Price Per Share Collar Percentage” means twenty percent (20%).

(q) “Buyer Stock Price Per Share Lower Collar” means the price per share of Buyer Common Stock obtained by multiplying (i) the difference of (a) one (1) less (b) the Buyer Stock Price Per Share Collar Percentage (expressed as a fractional number), by (ii) the Buyer Stock Price Per Share (Initial).

(r) “Buyer Stock Price Per Share (RSU Determination Date)” means the average of the closing prices of Buyer Common Stock as quoted on the New York Stock Exchange for the ten (10) consecutive trading days ending with the trading day that is the last day prior to the RSU Determination Date.

(s) “Buyer Stock Price Per Share (Initial)” means the average of the closing prices of Buyer Common Stock as quoted on the New York Stock Exchange for the ten (10) consecutive trading days ending with November 7, 2013.

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(t) “Buyer Stock Price Per Share Upper Collar” means the price per share of Buyer Common Stock obtained by multiplying (i) the sum of (a) one (1) plus (b) the Buyer Stock Price Per Share Collar Percentage (expressed as a fractional number), by (ii) the Buyer Stock Price Per Share (Initial).

(u) “Collared Buyer Stock Price Per Share (RSU Determination Date)” means the price per share of Buyer Common Stock that is equal to the Buyer Stock Price Per Share (RSU Determination Date), but not less than the Buyer Stock Price Per Share Lower Collar and not more than the Buyer Stock Price Per Share Upper Collar.

(v) “Company” means Incapsula, Inc., a Delaware corporation (for purposes of this Appendix A only).

(w) “Eligible Shares” means RSUs covering a number of shares of Buyer Common Stock obtained by multiplying (i) the Number of RSUs set forth in the Notice by (ii) the Actual Eligible RSU Percentage. For the avoidance of any doubt, to the extent any of the total Number of RSUs set forth in the Notice do not become Eligible Shares (such shares, the “Forfeited Shares”) upon the RSU Determination Date, the Forfeited Shares shall, immediately following the RSU Determination Date, be forfeited by the Participant and returned to the pool of shares of Buyer Common Stock available for future grant under the Plan and the Additional PRSU Agreements (as such term is defined in the Share Exchange Agreement). Notwithstanding anything in the foregoing to the contrary, Forfeited Shares shall in no case include any shares of Buyer Common Stock or RSU’s subject to a Pending Claim until the resolution of such Pending Claim in accordance with the terms hereof and the Share Exchange Agreement; and, in such event, such shares or RSUs shall be inchoate and will not be forfeited or become Eligible Shares, as the case may be following resolution of the Pending Claim, until the determination of the Pending Claim in accordance with the terms of the Share Exchange Agreement (at which time the operation hereof shall become effective).

(x) “Israeli Subsidiary” means Incapsula, Ltd., the Company’s wholly owned subsidiary incorporated under the laws of the State of Israel.

(y) “Maximum Estimated 2014 Revenue Amount” means $12,000,000.

(z) “Maximum Estimated Aggregate RSU Amount” means the number of RSUs obtained by dividing (i) the Maximum Estimated Aggregate RSU Value by (ii) the Buyer Stock Price Per Share Lower Collar.

(aa) “Maximum Estimated Aggregate RSU Value” means the dollar ($) amount obtained by multiplying (i) the Maximum Estimated 2014 Revenue Amount by (ii) eight (8).

(bb) “Maximum Estimated RSU Indemnity Amount” means the number of RSUs obtained by multiplying (i) the RSU Holder Portion of the Maximum Estimated Aggregate RSU Amount by (ii) the Indemnity Holdback Percentage.

(cc) “Maximum Estimated RSU Indemnity Value” means the dollar ($) amount obtained by multiplying (i) the RSU Holder Portion of the Maximum Estimated Aggregate RSU Value by (ii) the Indemnity Holdback Percentage.

(dd) “Pending Claims” means any unresolved or unsatisfied claims for Indemnifiable Damages specified in any Claim Certificate delivered by Buyer in accordance with ARTICLE 9 of the Share Exchange Agreement, irrespective of any limitation on the amount of Indemnifiable Damages in the Share Exchange Agreement (other than time based limitations).

(ee) “Pending Claims Value” means the dollar ($) amount obtained by multiplying (a) the total number of shares of Buyer Common Stock subject to any Pending Claims, by (b) the Buyer Stock Price Per Share (as defined in the Share Exchange Agreement).

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(ff) “RSU Determination Date” means the later of (i) the date on which the 2014 Revenue Amount is finally determined pursuant to this Appendix A (being the procedure set forth Section 1.8 of the Share Exchange Agreement, mutatis mutandis, which, for purposes hereof, shall be read to replace all references to “2013” with “2014”) and (ii) the expiration of the Claims Period.

(gg) “RSU Holder Portion of Maximum Estimated Aggregate RSU Amount” means the number of RSUs obtained by dividing (i) the RSU Holder Portion of Maximum Estimated Aggregate RSU Value by (ii) the Buyer Stock Price Per Share Lower Collar.

(hh) “RSU Holder Portion of Maximum Estimated Aggregate RSU Value” means the dollar ($) amount obtained by subtracting (a) the Actual Aggregate Seller and Optionholder Consideration Value from (b) the dollar ($) amount obtained by multiplying (i) the Maximum Estimated Aggregate RSU Value by (ii) the RSU Holder Pro Rata Share.

(ii) “RSU Holder Portion of Actual Aggregate (Gross) RSU Amount” means the number of RSUs obtained by multiplying (i) the Actual Aggregate (Gross) RSU Amount by (ii) the RSU Holder Pro Rata Share.

(jj) “RSU Holder Portion of Actual Aggregate (Gross) RSU Value” means the dollar ($) amount obtained by subtracting (a) the Actual Aggregate Seller and Optionholder Consideration Value from (b) the dollar ($) amount obtained by multiplying (i) the Actual Aggregate (Gross) RSU Value by (ii) the RSU Holder Pro Rata Share.

(kk) “RSU Holder Pro Rata Share” means the quotient obtained by dividing (a) the Actual Aggregate Seller and Optionholder Consideration Value by (ii) the Actual Aggregate Consideration Value.

(ll) “Sellers” mean the holders of shares of Company Common Stock listed on Schedule A to the Share Exchange Agreement, comprising all Company stockholders other than Buyer.

(mm) “Share Exchange Agreement” means that certain Share Exchange Agreement expected to be dated on or about February 2014, by and among Buyer, the Company, the Israeli Subsidiary, the Sellers and Gur Shatz, in his separate capacity as the Sellers’ Representative (in the form attached hereto as Annex A).

The determination and resolution of indemnification claims shall be subject to determination and resolution as set forth in the Share Exchange Agreement, mutatis mutandis to cover, to the extent and as it relates to, the determination of Eligible Shares relating to indemnification (including that not more than 10% of the RSU Holder Portion of Actual Gross Aggregate RSU Value will be reduced for General Claims, and not more than 15% for claims related to Special Claims, with the thresholds for indemnification of such claims to be cumulative with those provided in Section 9.3 of the Share Exchange Agreement). Participant acknowledges and agrees that all disputes regarding indemnification matters, the calculation of the number of Eligible Shares and any other condition relating to the Acquisition will be subject to the decisions of the Sellers’ Representative and the dispute resolutions provisions and the mechanisms in the Share Exchange Agreement, mutatis mutandis.

In addition to the foregoing terms, to the extent any Pending Claims are outstanding as of the RSU Determination Date, a number of RSUs (or shares subject thereto) equal to the quotient obtained by dividing (a) the Pending Claims Value by (b) the Buyer Stock Price Per Share (RSU Determination Date) shall be deemed not to be Eligible Shares (the “Reserved Shares”) and Holder’s pro rata portion of such Reserved Shares shall be included in the RSU Holder Portion of Actual Aggregate (Gross) RSU Amount and issued, if applicable, to Holder within seven (7) days following resolution of the Pending Claim in accordance with the terms of the Share Exchange Agreement. Promptly following the resolution of any Pending Claims, in accordance with the Share Exchange Agreement, the portion of the RSUs subject to such formerly Pending Claims shall promptly become Eligible Shares to the extent the other provisions of this Appendix would have resulted in them being Eligible Shares during the pendency of such Pending Claims but for the fact that they were Reserved Shares pursuant to this paragraph.

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For the avoidance of any doubt, by Holder’s acceptance of the RSU’s and entering into this Agreement, Holder is appointing Sellers’ Representative as the agent for and on behalf of the Holder in the same manner and to the same effect the Sellers have appointed the Sellers’ Representative with respect to the Share Exchange Agreement, mutatis mutandis, including, but not limited, to: (i) give and receive notices, instructions, and communications permitted or required under this Agreement for and on behalf of Holder to or from the Buyer relating to this Agreement or any of the transactions and other matters contemplated hereby or thereby; (ii) consent or agree to, negotiate, enter into, or, if applicable, contest, prosecute or defend, settlements and compromises of, and demand arbitration and comply with orders of courts and awards of arbitrators with respect to, any and all claims, resolve any such claims, take any actions in connection with the resolution of any dispute relating hereto or to the transactions contemplated hereby; (iii) take or forego any or all actions permitted or required or necessary in the judgment of the Sellers’ Representative for the accomplishment of the foregoing and all of the other terms, conditions and limitations of this Agreement; (iv) consult with legal counsel, independent public accountants and other experts selected by it; (v) consent or agree to any amendment to this Agreement or to waive any terms and conditions of this Agreement; and (vi) take all actions necessary or appropriate in the judgment of the Sellers’ Representative for the accomplishment of the foregoing, in each case without having to seek or obtain the consent of any Holder under any circumstance.

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AWARD AGREEMENT (RESTRICTED STOCK UNITS) – INTERNATIONAL

APPENDIX B

IMPERVA, INC. 2011 STOCK OPTION AND INCENTIVE PLAN

Special Terms and Conditions for Participants Outside the U.S.

This Appendix includes additional country-specific terms and conditions that apply to Participant’s resident in countries listed below. This Appendix is part of the Agreement and contains terms and conditions material to participation in the Plan. Unless otherwise provided below, capitalized terms used but not defined herein shall have the same meanings assigned to them in the Plan and the Agreement.

Participant acknowledges that local exchange control laws may apply to Participant as a result of the acquisition of Shares, opening of an off-shore bank or brokerage account and acquisition of foreign currency. By accepting the RSUs, Participant agrees to comply with applicable exchange control laws associated with participation in the Plan. Participant further acknowledges that if he or she has any questions regarding his or her responsibilities in this regard, Participant will seek advice from his or her personal legal advisor, at Participant’s own cost, and further agrees that neither the Company, its Parent, any Subsidiary of affiliate or the Employer will be liable for any fines or penalties resulting from Participant’s failure to comply with applicable laws concerning the acquisition and disposition of Shares.

If Participant is a citizen or resident of a country other than the one in which Participant is currently working, transfers employment after the RSUs are granted or is considered resident of another country for local law purposes, the terms and conditions contained herein may not be applicable to Participant, and the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply to Participant.

Israel

Trust Arrangement.

Participant understands and agrees that the RSUs awarded under the Agreement are awarded subject to and in accordance with the terms and conditions of the Plan, Appendix B (the “Sub-Plan”), the Trust Agreement (the “Trust Agreement”) between the Company and the Company’s trustee appointed by the Company or its Subsidiary in Israel (the “Trustee”) and the Agreement, or any successor trustee. In the event of any inconsistencies between the Sub-Plan, the Agreement and/or the Plan, the Sub-Plan will govern.

Nature of Grant.

The following provisions supplement section 8 of the Agreement:

The RSUs are intended to qualify for favorable tax treatment in Israel as a “Capital Gain Award” (as defined in the Sub-Plan) subject to the terms and conditions of Section 102(b)(2) of the Income Tax Ordinance (New Version) – 1961 (“Section 102”)(as defined in the Sub-Plan) and the rules promulgated therunder. Notwithstanding the foregoing, by accepting the RSUs, Participant acknowledges that the Company cannot guarantee or represent that the favorable tax treatment under Section 102 will apply to the RSUs.

By accepting the RSUs, Participant: (a) acknowledges receipt of and represents that Participant has read and is familiar with the terms and provisions of Section 102, the Plan, the Sub-Plan, the Trust Agreement and the Agreement; (b) accepts the RSUs subject to all of the terms and conditions of the Agreement, the Plan, the Sub-Plan, the Trust Agreement and Section 102 and the rules promulgated thereunder; and (c) agrees that the RSUs and/or any Shares issued in connection therewith, will be registered for the benefit of Participant in the name of the Trustee as required to qualify under Section 102.

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Participant hereby undertakes to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation to the Plan, or any RSUs or Share granted thereunder. Participant agrees to execute any and all documents which the Company or the Trustee may reasonably determine to be necessary in order to comply with Section 102 and the Income Tax Ordinance (New Version) – 1961 (“ITO”).

Payment.

Notwithstanding the Vesting Schedule set forth on the Notice, if the vesting of the RSUs occurs during the “Holding Period” (as defined in the Sub-Plan), the Shares issued upon the vesting of the RSUs shall be issued to and deposited with the Trustee for the benefit of Participant and shall be held in trust for the Holding Period. After termination of the Holding Period, the Trustee may release the RSUs and any Shares issued with respect thereto under the terms set forth in the Sub-Plan, and in accordance with the terms and conditions of Section 102, the ITO and any approval by the Israeli Tax Authority (“ITA”).

In the event that such vesting occurs after the end of the Holding Period, the Shares issued upon the vesting of the RSUs shall either (i) be deposited with the Trustee, or (ii) be transferred to Participant directly or into a brokerage account in his or her name, provided that Participant first complies with his or her obligations for Tax-Related Items.

In the event that Participant elects to have the Shares transferred to Participant without selling such Shares, Participant shall become liable to pay Tax-Related Items immediately in accordance with the provisions of the ITO. Participant will not be entitled to receive the Shares prior to the full payment of Tax-Related Items and neither the Company not the Trustee shall be required to release any Shares to Participant until all payments required to be made under the ITO have been fully satisfied.

Data Privacy.

The following provision supplements section 10 of the Agreement:

Without derogating from the scope of section 10 of the Agreement, Participant hereby explicitly consents to the transfer of Data between the Company, the Trustee, and/or a designated Plan broker, including any requisite transfer of such Data outside of the Participant’s country and further transfers thereafter as may be required to a broker or other third party.

Electronic Delivery and Acceptance.

The following provision supplements section 15 of the Agreement.

To the extent required pursuant to Israeli tax law and/or by the Trustee, Participant consents and agrees to deliver hard-copy written notices and/or actual copies of any notices or confirmations provided by Participant related to his or her participation in the Plan.

Securities Law Information.

The RSUs are offered in accordance with an exemption from the requirement to publish a prospectus which the Company received from the Israel Securities Authority on January 26, 2012,under Section 15D of the Israeli Securities Law, 1968.

The Shares available under the Plan are registered in the U.S. pursuant to the Form S-8 registration statement which was filed with the U.S. Securities and Exchange Commission on November 9, 2011.

A copy of the Plan and the Forms S-8, including the documents referenced therein, was provided to Participant concurrently with the Agreement. Following the Acquisition, Participant may obtain a copy of such documents from the Company’s intranet site located at: https://compass.imperva.com/community/legal/stock_plan_prospectuses. These documents are also available at Participant’s local office.

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ANNEX A

SHARE EXCHANGE AGREEMENT

[Filed as Exhibit 2.1 to the Registrant’s Current Report Form 8-K, filed on February 11, 2014 and incorporated herein by reference]

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